TENANT: NATIONAL RESTAURANT ENTERPRISES, INC,


PROPERTY:
Enterprise Office Centre
2215 Enterprise Drive
Westchester, Illinois

DATE OF LEASE: NOVEMBER 14, 1994







                                      OFFICE LEASE

                                        BETWEEN

                     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK


                                       LANDLORD,

                                          AND

                         NATIONAL RESTAURANT ENTERPRISES, INC,


                                        TENANT

                                   TABLE OF CONTENTS
Section                                                                            Page
1.    Base Rent                                                                       1

2.    Additional Rent                                                                 1

3.    Security Deposit                                                                6

4.    Use of Premises                                                                 6

5.    Services                                                                        8

6.    Condition and Care of Premises                                                  9

7.    Return of Premises                                                              9

8.    Holding Over                                                                   10

9.    Rules and Regulations                                                          10

10.   Rights Reserved to Landlord                                                    10

11.   Alterations                                                                    12

12.   Assignment and Subletting                                                      13

13.   Waiver of Certain Claims; Indemnity                                            15

14.   Damage or Destruction by Casualty                                              16

15.   Eminent Domain                                                                 17

16.   Default: Landlord's Rights and Remedies                                        17

17.   Subordination                                                                  19

18.   Mortgagee and Ground Lessor Protection                                         20

19.   Default Under Other Laases                                                     20

20.   Insurance                                                                      21

21.   Nonwaiver                                                                      22

22.   Estoppel Certificate                                                           22


                                i





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Section                                                                             Page


23.   Tenant-Corporation or Partnership                                              22

24.   Real Estate Brokers                                                            23

25.   Notices                                                                        23

26.   Miscellaneous                                                                  23

27.   Delivery of Possession                                                         25

28.   Substitution of Premises                                                       25

29.   Signs                                                                          25

30.   Landlord                                                                       25

31.   Title and Covenant Against Liens                                               25

32.   Exculpatory Provisions                                                         26

33.   Acceleration of Commencement Date                                              26


Exhibit A    -      Description of Premises
Exhibit B    -      Base Rent
Exhibit C    -      Rules and Regulations




















                                    ii






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                                     OFFICE LEASE

      THIS OFFICE LEASE, made as of the 14th day of November, 1994, WITNESSETH:
THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK (herein called "Landlord"), hereby leases to NATIONAL RESTAURANT ENTERPRISES, INC, (herein called "Tenant"), and Tenant hereby accepts the premises as outlined on the floor plan attached hereto as Exhibit A known as suite 1502 (herein called "Premises") in the building located at 2215 Enterprise Drive, Westchester, Illinois (being one of six buildings, all of which are together called the "Building"), for a term (herein called "Term") of twenty one (21) months commencing (the "Commencement Date") on April 1, 1996 and ending on December 31, 1997, unless sooner terminated as provided herein, paying as rent therefor the sums hereinafter provided, without any setoff, abatement, counterclaim or deduction whatsoever, except as set forth below.

      IN CONSIDERATION THEREOF, THE PARTIES HERETO COVENANT AND AGREE:

      1. Base Rent. Tenant shall pay an annual base rent (herein called "Base Rent") to Landlord for the Premises which Base Rent shall be payable in equal monthly installments (herein called "Monthly Base Rent"), in advance on the first day of each calendar month of the Term in the amounts set forth in, and in accordance with the provisions of, EXHIBIT B, attached hereto and incorporated herein by this reference thereto. If the Term shall begin on any date except the first day, or shall end on any day except the last day of a calendar month, Base Rent shall be payable at a per diem rate based on the then current monthly payment.

      Base Rent, Additional Rent (as hereinafter defined), and all other amounts becoming due from Tenant to Landlord hereunder (herein collectively called the "Rent") shall be paid in lawful money of the United States to Landlord at the office of Landlord, or as otherwise designated from time to time by written notice from Landlord to Tenant. Concurrently with the execution hereof and at Landlord's request, Tenant shall pay Landlord Monthly Base Rent for the first full calendar month of the Term.

      Landlord may authorize Tenant to take possession of all or any part of the Premises prior to the beginning of the Term. If Tenant does take possession pursuant to authority so given, all of the covenants and conditions of this lease shall apply to and shall control such pre-Term occupancy. Rent for such pre-Term occupancy shall be paid upon occupancy and on the first day of each calendar month thereafter at the rate set forth in Sections 1 and 2 hereof. If the Premises are occupied for a fractional month, Rent shall be prorated on a per diem basis for such fractional month. The payment of Rent hereunder is independent of each and every other covenant and agreement contained in this lease.

          2. Additional Rent. In addition to Base Rent, Tenant shall also pay Additional Rent (as hereinafter defined) in accordance with the following provisions:

(a)    Definitions. As used in this lease,

          (i) "Expenses" shall mean and include all expenses, costs, fees and disbursements paid or incurred by or on behalf of the Landlord for owning, managing, operating, maintaining and repairing the "Real Property" (hereinafter defined) and the personal property used in conjunction therewith (said Real Property and personalty being herein collectively called the "Project"), including (without limitation): the cost of electricity, steam, water, gas, fuel, heating, lighting, air conditioning; window cleaning; insurance, including but not limited to, fire, extended coverage, liability, workmen's compensation, elevator, or any other







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insurance carried by the Landlord and applicable to the Project; painting;
uniforms; management fees; supplies, sundries, sales or use taxes on supplies or services; cost of wages and salaries of all persons engaged in the operation, administration, maintenance and repair of the Project; and fringe benefits, including social security taxes, unemployment insurance taxes, cost for providing coverage for disability benefits, cost of any pensions, hospitalization, welfare or retirement plans, or any other similar or like expenses incurred under the provisions of any collective bargaining agreement, or any other cost or expense which Landlord pays or incurs to provide benefits for employees so engaged in the operation, administration, maintenance and repair of the Project; the charges of any independent contractor who, under contract with the Landlord or its representatives, does any of the work of operating, maintaining or repairing of the Project; legal and accounting expenses, including, but not to be limited to, such expenses as relate to seeking or obtaining reductions in and refunds of real estate taxes; any costs or expenses allocated to the Project under easement agreements, service or operating agreements, declarations, covenants or other instruments providing for sharing of facilities or payment for services; or any other expense or charge, whether or not hereinbefore mentioned, which would be considered as an expense of owning, managing, operating, maintaining or repairing the Project. Expenses shall not include costs or other items included within the meaning of the term "Taxes" (as hereinafter defined), costs of alterations of the premises of tenants of the Building, costs of capital improvements to the Real Property, depreciation charges, interest and principal payments on mortgages, ground rental payments, and real estate brokerage and leasing commissions, except as hereinafter otherwise provided. Notwithstanding anything contained in this clause (i) of Section 2(a) to the contrary,

      (A) The cost of any capital improvements to the Real Property made after the date of this lease which are intended to reduce Expenses or enhance the safety of the Real Property or which are required under any governmental laws, regulations, or ordinances applicable to the Real Property, whether or not in effect at the date this lease was executed, amortized over such reasonable period as Landlord shall determine, together with interest on the unamortized cost of any such improvement (at the prevailing loan rate available to Landlord on the date the cost of such improvement was incurred) shall be included in Expenses.


      (B) If the Building is not at least ninety-five percent (95%) occupied by tenants during all or a portion of any year, or if during all or a portion of any year Landlord is not furnishing to any tenant or tenants any particular service, the cost of which, if furnished by Landlord, would be included in Expenses, then Landlord may elect to make an appropriate adjustment for such year of components of Expenses and the amounts thereof which may vary depending upon the occupancy level of the Building or with the number of tenants using the service, such that the amount of such variable components of Expenses which would have been incurred if the Building had been fully occupied during the entire year or Landlord had furnished such service at Landlord's expense to all


                                       2






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      existing Tenants for the entire year shall be deemed costs and expenses paid or incurred by Landlord and included in Expenses for such year.

(ii) "Taxes" shall mean,real estate taxes, assessments (whether they be general or special), sewer rents, rates and charges, transit taxes, taxes based upon the receipt of rent, and any other federal, state or local governmental charge, general, special, ordinary or extraordinary (but not including income or franchise taxes, capital stock, inheritance, estate, gift, or any other taxes imposed upon or measured by the Landlord's income or profits, unless the same shall be imposed in lieu of real estate taxes or other ad valorem taxes), which may now or hereafter be levied, assessed or imposed against the Building or the land on which the Building is located (the "Land"), or both. The Building and the Land are herein collectively called the "Real Property."

      Notwithstanding anything contained in this clause (ii) of
      Section 2(a) to the contrary,

             (A) If at any time during the Term of this lease the method of taxation then prevailing shall be altered so that any new tax, assessment, levy, imposition or charge or any part thereof shall be imposed upon Landlord in place or partly in place of any such Taxes, or contemplated increase therein, and shall be measured by or be based in whole or in part upon the Real Property or the rents or other income therefrom, then all such new taxes, assessments, levies, impositions or charges or part thereof, to the extent that they are so measured or based, shall be included in Taxes levied, assessed or imposed against the Real Property to the extent that such items would be payable if the Real Property were the only property of Landlord subject thereto and the income received by Landlord from the Real Property were the only income of Landlord.

             (B) Notwithstanding the year with respect to which any such taxes or assessments are levied, (i) in the case of special taxes or assessments which may be payable in installments, the amount of each installment, plus any interest payable thereon, paid during a calendar year shall be included in Taxes for that year and (ii) if any taxes or assessments payable during any calendar year shall be computed with respect to a period in excess of twelve calendar months, then taxes or assessments applicable to the excess period shall be included in Taxes for that year. Except as provided in the preceding sentence, all references to Taxes "for" a particular year shall be deemed to refer to Taxes levied, assessed or imposed for such year without regard to when such Taxes are payable.

             (C) Taxes shall also include any personal property taxes (attributable to the calendar year in which paid) imposed upon the furniture, fixtures, machinery, equipment, apparatus, systems and appurtenances used in connection with the Real Property or Project or the operation thereof.

             (D) If the Building is not at least ninety-five percent (95%) occupied by tenants during all or a portion of any year, then Landlord may elect to make


                             3






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                an appropriate adjustment for such year of components of
                Taxes which may vary depending upon the occupancy level of the Building such that the amount of such Taxes which would have been incurred if the Building had been fully occupied during the entire year shall also be deemed taxes levied or assessed against the Real Property and included in Taxes for such year.

             (iii) "Rentable Area of the Building" shall be deemed to be 129,600 square feet. If, during the Term of this lease, the actual Rentable Area of the Building is increased or decreased as a result of adding space to the Building or removing space from the Building, Landlord may change the Rentable Area of the Building and Tenant's Proportionate Share by written notice to Tenant.

             (iv) "Rentable Area of the Premises" shall be deemed to be 7,737 square feet.

             (v) "Tenant's Proportionate Share" shall mean 5.97% which is the percentage obtained by dividing the Rentable Area of the Premises by the Rentable Area of the Building.

             (vi) "Additional Rent" shall mean Tenant's Proportionate Share of Taxes and Expenses.

          (b) Computation of Additional Rent. Tenant shall pay Tenant's Proportionate Share of Taxes and Expenses.

          (c) Payments of Additional Rent, Projections. Tenant shall make payments on account of its Additional Rent with respect to each year effective as of the first day of each calendar year (the "Adjustment Date") with respect to each such year as follows:

          (i) Landlord may, prior to each Adjustment Date or from time to time during the year, deliver to Tenant a written notice or notices ("Projection Notice") setting forth (A) Landlord's reasonable estimates, forecasts or projections (collectively, the "Projections") of Taxes and Expenses with respect to such year, and (B) Tenant's Proportionate Share of Taxes and Expenses with respect to such year based upon the Projections.

          (ii) Until such time as Landlord furnishes a Projection Notice with respect to any year, Tenant shall pay to Landlord a monthly installment of Additional Rent (at the time of and together with each payment of Monthly Base Rent) equal to the latest monthly installment of Additional Rent. On or before the first day of the next calendar month following Landlord's service of a Projection Notice, and on or before the first day of each month thereafter, Tenant shall pay to Landlord one-twelfth (1/12) of Tenant's Proportionate Share of Taxes and Expenses shown in the Projection Notice. Within fifteen
          (15) days following Landlord's Service of a Projection Notice, Tenant shall also pay Landlord a lump sum equal to the monthly Tenant's Proportionate Share of Taxes and Expenses shown in the Projection Notice for January to and including the month(s) in which the Projection Notice was sent (the "Gap Period") less the sum of any previous payments of


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Additional Rent made during such Gap Period.

      (d)    Readjustments/Audit.

      At any time and from time to time following the end of each year (and after Landlord shall have determined the actual amounts of Taxes and Expenses to be used in calculating Tenant's Proportionate Share of Taxes and Expenses with respect to such year) if the actual Tenant's Proportionate Share of Taxes and Expenses owed for such year exceeds the Additional Rent paid by Tenant during such year, then Tenant shall, within thirty (30) days after the date of Landlord's statement, pay to Landlord an amount equal to such excess (provided, however, if such excess is equal to or greater than two (2) months of Additional Rent, Tenant shall, within sixty (60) days after the date of Landlord's statement as opposed to the aforesaid thirty (30) days) pay to Landlord an amount equal to such excess. In connection therewith, Landlord shall prepare and deliver to Tenant a detailed report (the "Report") of Taxes and Expenses. Landlord shall use its reasonable efforts to deliver the Report to Tenant within ninety (90) days following the end of each calendar year. Tenant shall have ninety (90) days following its receipt of the Report to advise Landlord of any disagreement Tenant may have with respect to the provisions thereof. If Tenant fails to respond within said ninety (90) day period, Tenant shall be deemed to have agreed to the determination of Landlord and the provisions of the Report. In the event that Tenant disagrees with the provisions of the Report and timely advises Landlord of same, Tenant shall have the right at its sole cost and expense to audit Taxes and Expenses, and in connection with such audit Landlord shall make available, following the reasonable request of Tenant, such information as to Taxes and Expenses as will allow Tenant to conclude its audit. Any disagreement of Tenant in connection with the Report shall not relieve Tenant of its obligation to pay contained in the first sentence of this paragraph (d) of Section 2, or otherwise relieve Tenant of its obligation to pay Additional Rent in the manner and at the times in this Section 2 provided. Provided, however, any actual overpayment by Tenant shall be applied by Landlord as provided in the sentence immediately following. If the Additional Rent paid by Tenant during such year exceeds the actual Tenant's Proportionate Share of Taxes and Expenses owed for such year, then Landlord shall credit such excess to Rent payable after the date of Landlord's statement until such excess has been exhausted. If this lease shall expire prior to full application of such excess, Landlord shall pay to Tenant the balance thereof not theretofore applied against Rent and not reasonably required for payment of Additional Rent for the year in which the lease expires. No interest or penalties shall accrue on any amounts which Landlord is obligated to credit or pay to Tenant by reason of this Section 2(d).

      (e)    Proration and Survival.

      With respect to any year which does not fall entirely within the Term, Tenant shall be obligated to pay as Additional Rent for such year only a pro rata share of Additional Rent as hereinabove determined, based upon the number of days of the Term falling within the year. Following expiration or termination of this lease, Tenant shall pay any Additional Rent due to the Landlord within fifteen (15) days after the date of Landlord's statement sent to Tenant. Without limitation on other obligations of Tenant which shall survive the expiration or termination of this lease, the obligations of Tenant to pay Additional Rent provided for in this Section 2 shall survive the expiration or termination of this lease.







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      (f)    No Decrease In Base Rent.

      In no event shall any Additional Rent result in a decrease of the Base Rent payable hereunder as suorth in Section 1 hereof.

      3. Securitv Deposit. Tenant has deposited with Landlord the sum of $13,827.00 as security for the full and faithful performance of every provision of this lease to be performed by Tenant. If Tenant defaults with respect to any provision of this lease, including, but not limited to, the provisions relating to the payment of Rent, Landlord may use, apply or retain all or any part of this security deposit for the payment of any Rent and any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is to be used or applied, Tenant shall within five (5) days after written demand therefor deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this lease. Tenant may not elect to apply any portion of the security deposit toward the payment of Rent or other charges payable by Tenant under this lease. Landlord shall not be required to keep this security deposit separate from its general funds and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or at Landlord's option to the last assignee of Tenant's interest hereunder) within thirty (30) days after the expiration of the lease Term and Tenant's vacation of the Premises. Tenant hereby agrees not to look to any mortgagee as mortgagee, mortgagee in possession, or successor in title to the Building for accountability for any security deposit required by the Landlord hereunder, unless said sums have actually been received by said mortgagee or successor in title as security for the Tenant's performance of this lease. In connection with a purchase of the Building, the security deposit shall be deemed to have been actually received by the purchaser to the extent same received a credit therefor on any so called "closing" statement or the like. The Landlord may deliver the funds deposited hereunder by Tenant to the purchaser of Landlord's interest in the Building, in the event that such interest is sold, or credit same on any closing statement, and thereupon Landlord shall be discharged from any further liability with respect to such security deposit.

      4. Use of Premises. Tenant shall use and occupy the Premises for general office purposes, and for no other use or purpose. Tenant shall not use or occupy the Premises or permit the use or occupancy of the Premises for any purpose or in any manner which (i) is unlawful or in violation of any applicable legal or governmental requirement, ordinance or rule; (ii) may be dangerous to persons or property; (iii) may invalidate or increase the amount of premiums for any policy of insurance affecting the Project, and if any additional amounts of insurance premiums are so incurred, Tenant shall pay to Landlord the additional amounts on demand; or (iv) may create a nuisance, disturb any other tenant of the Building or injure the reputation of the Building.

      Tenant shall not cause or permit any Hazardous Material (as defined below) to be brought upon, kept, or used in or about the Premises or the Project by Tenant, its agents, employees, contractors, or invitees, without the prior written consent of Landlord (which Landlord shall not unreasonably withhold as long as Tenant demonstrates to Landlord's reasonable satisfaction that such Hazardous Material is necessary or useful to Tenant's business and will at all times be used, kept, stored and disposed of in a manner that complies at all times with all laws regulating any such Hazardous Material so brought upon or used or kept in or about the Premises and/or the Project and such storage will not create an undue


                                           6






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risk to other tenants of the Building, giving consideration to the nature of the Building). If Tenant breaches the obligations stated in the preceding sentence, or if the presence of Hazardous Material on the Premises or the Project caused or permitted by Tenant results in contamination of the Premises or the Project, or if contamination of the Premises or the Project, by Hazardous Material otherwise occurs for which Tenant is legally liable to Landlord for damage resulting therefrom, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities, or losses (including, without limitation, diminution in value of the Premises or the Project, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises or the Project, damages arising from any adverse impact on marketing of space in the Building, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the term of this Lease as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state, or local governmental agency or political subdivision because of Hazardous Material present in, on, or about the Premises or the Project or in the soil or ground water on or under the Premises or the Project. Without limiting the foregoing, if the presence of any Hazardous Material in, on or about the Premises or the Project caused or permitted by Tenant results in any contamination of the Premises or the Project, Tenant shall promptly take all actions at its sole expense as are necessary to return the Premises or the Project to the condition existing prior to the introduction of any such Hazardous Material thereto; provided that Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material (as determined by Landlord) adverse long-term or short-term effect on the Premises or the Project or exposes Landlord to any liability therefor and such actions are undertaken in accordance with all applicable laws, rules and regulations and accepted industry practices.

      "Hazardous Material" is used in this Lease in its broadest sense and shall mean any asbestos, petroleum based products, pesticides, paints and solvents, polychlorinated biphenyl, lead, cyanide, DDT, acids, ammonium compounds and other chemical products and any substance or material defined or designated as hazardous or toxic substance, or other similar term, by any federal, state or local environmental statute, regulation, or ordinance affecting the Premises or the Project presently in effect or that may be promulgated in the future, as such statutes, regulations and ordinances may be amended from time to time, including but not limited to the statutes listed below:

Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et seq.

Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 40 U.S.C. Section 1801 et seq.

Clean Air Act, 42 U.S.C. Sections  7401-7626.

Water Pollution Control Act (Clean Water Act of 1977), 33 U.S.C. Section 1251 et seq.

Insecticide, Fungicide, and Rodenticide Act (Pesticide Act of 1987), 7 U.S.C.
Section  135 et seq.

Toxic Substances Control Act, 15 U.S.C. Section  2601 et seq.

Safe Drinking Water Act, 42 U.S.C. Section  300(f) et seq.


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National Environmental Policy Act (NEPA) 42 U.S.C. Section 4321 et seq.

Refuse Act of 1899, 33 U.S.C. Section et seq.

      5. Services. The Landlord shall furnish the following services, which shall all be deemed Expenses (except to the extent to be paid entirely by Tenant, as hereinafter provided):

      (a) Heat and air conditioning. The Premises is separately thermostated, and Tenant shall be responsible for the regulation of heating and air conditioning in the Premises.

      (b) Electricity and gas to the Premises and the building in which the Premises is located to meters furnished by the local utility companies. Tenant shall make all arrangements with the local utility companies to obtain service at Tenant's sole cost and expense, and no such disconnection of gas or electricity service shall result in any liability of Landlord to Tenant or be deemed to be an eviction or a disturbance of Tenant's use of the Premises.

      (c) Janitor service in and about that portion of the Premises to be used for general office purposes, Saturdays, Sundays and holidays excepted, in accordance with other buildings of the same class located in the Westchester, Illinois area. Tenant shall not provide any other janitor services or cleaning.

      (d) Cold water for drinking, lavatory and toilet purposes and hot water for lavatory purposes, in restrooms at locations designated by Landlord, in common with other tenants of the Building. Tenant shall pay Landlord Additional Rent at rates fixed by Landlord for water furnished for sinks or restrooms within the Premises or for any other purpose. Tenant shall not waste or permit the waste of water.

      (e) Landlord shall not be obligated to furnish any services other than those services specified or to furnish such services at times other than as specified. If Landlord agrees to provide extra or additional services, Tenant shall, for such extra or additional services, pay 110% of Landlord's actual cost reasonably incurred in providing them, except that after-hours heating and air conditioning shall be at Landlord's scheduled rate charges for such services, such amount to be considered Additional Rent hereunder. All charges for such extra or additional services shall be due and payable at the same time as the installment of Base Rent with which they are billed, or if billed separately, shall be due and payable within ten (10) days after such billing. Any such billings for extra or additional services shall include an itemization of the extra or additional services rendered, and the charge for each such service.

      Failure by Tenant to promptly pay Landlord's proper charges for water, electricity or other services shall give Landlord, upon not less than thirty
(30) days' notice, the right to discontinue furnishing the services, and no such discontinuance shall be deemed an eviction or disturbance of Tenant's use of the Premises or render Landlord liable for damages or relieve Tenant from performance of Tenant's obligations under this lease.

      Tenant agrees that Landlord and its agents shall not be liable in damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service or failure to perform or delay in performing any other obligation required to be performed by Landlord under this lease or by operation of law, when such failure or delay is occasioned, in whole or in part, by repairs, renewals or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building after reasonable effort so to do, by any accident or casualty whatsoever, by the act

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or default of Tenant or other parties, or by any cause beyond the reasonable control of Landlord; and such failures or delays, or the nonexistence of any utility, whether occasioned by Landlord or some third party, shall never be deemed to constitute an eviction or disturbance of the Tenant's use and possession of the Premises or relieve the Tenant from paying Rent or performing any of its obligations under this lease.

      Tenant agrees to cooperate fully, at all times, with Landlord in abiding by all reasonable regulations and requirements which Landlord may prescribe for the proper functioning and protection of all utilities and services reasonably necessary for the operation of the Premises and the Building. Landlord, throughout the term of this lease, shall have free access to any and all mechanical installations, and Tenant agrees that there shall be no construction or partitions or other obstructions which might interfere with the moving of the servicing equipment of Landlord to or from the enclosures containing said installations. Tenant further agrees that neither Tenant nor its servants, employees, agents, visitors, licensees or contractors shall at any time tamper with, adjust or otherwise in any manner affect Landlord's mechanical installations.

      6. Condition and Care of Premises. Tenant's taking possession of the Premises or any portion thereof shall be conclusive evidence against Tenant that the portion of the Premises taken possession of was then in good order and satisfactory condition. Tenant is taking possession of the Premises in its "as is" condition. No promises of the Landlord to alter, remodel, improve, repair, decorate or clean the Premises or any part thereof have been made, and no representation respecting the condition of the Premises, the Building or the Land, has been made to Tenant by or on behalf of Landlord. Tenant agrees that blinds, shades, drapes or other forms of window coverings and treatments shall not be placed in, on or about the outside windows in the Premises, except to the extent that the character, shape, color, material and make thereof is expressly approved by the Landlord. This lease does not grant any rights to light or air over or about the property of Landlord. Except for any damage resulting from any act of Landlord or its employees and agents, and subject to the provisions of Section 14 hereof, Tenant shall at its own expense keep the Premises in good repair and tenantable condition and shall promptly and adequately repair all damage to the Premises caused by Tenant or any of its employees, agents or invitees, including replacing or repairing all damaged or broken glass, fixtures and appurtenances resulting from any such damage, under the supervision and with the approval of Landlord and within any reasonable period of time specified by Landlord. If Tenant does not do so promptly and adequately, Landlord may, but need not, make such repairs and replacements and Tenant shall pay Landlord the cost thereof on demand.

      7. Return of Premises. At the termination of this lease by lapse of time or otherwise or upon termination of Tenant's right of possession without terminating this lease, Tenant shall surrender possession of the Premises to Landlord and deliver all keys to the Premises to Landlord and make known to the Landlord the combination of all locks of vaults then remaining in the Premises, and shall (subject to the following paragraph) return the Premises and all equipment and fixtures of the Landlord therein to Landlord in as good condition as when Tenant originally took possession, ordinary wear, loss or damage by fire or other insured casualty, damage resulting from the act of Landlord or its employees and agents, and alterations made with Landlord's consent excepted, failing which Landlord may restore the Premises and such equipment and fixtures to such condition and Tenant shall pay the cost thereof to Landlord on demand.

      All installations, additions, partitions, hardware, light fixtures, non-trade fixtures and improvements, temporary or permanent, except movable furniture and equipment belonging to Tenant, in or upon the Premises, whether placed there by Tenant or Landlord, shall be Landlord's property and shall remain upon the Premises, all without compensation, allowance or credit to Tenant; provided, however, that if prior to such termination or within ten (10) days thereafter Landlord so directs by notice, Tenant, at Tenant's sole cost and expense, shall promptly remove such of the installations, additions, partitions, hardware, light fixtures, non-trade fixtures and improvements placed in the Premises by Tenant as designated in such notice and repair any damage to the Premises caused by such removal, failing which Landlord may remove the same and repair the Premises and Tenant shall pay the cost thereof to Landlord on demand.

      Tenant shall leave in place any floor covering without compensation to Tenant. Tenant shall also remove Tenant's furniture, machinery, safes, trade fixtures and other items of movable personal property of every kind and description from the Premises prior to the end of the Term or ten (10) days following termination of this lease or Tenant's right of possession, whichever might be earlier, failing which Landlord may do so and thereupon the provisions of Section 16(c) shall apply.

      All obligations of Tenant hereunder shall survive the expiration of the Term or sooner termination of this lease.

      8. Holding Over. The Tenant shall pay Landlord for each day Tenant retains possession of the Premises or any part thereof after termination of this lease, by lapse of time or otherwise, an amount which is 1.75 times the amount of Rent for a day (computed on a year of 360 days) based on the annual rate of Base Rent and Additional Rent applicable under Sections 1 and 2 to the period in which such possession occurs (and if such possession occurs following the full Term of this lease, 1.75 times the annual Base Rent and Additional Rent applicable in the last year of this lease), and Tenant shall also pay all damages, consequential as well as direct, sustained by Landlord by reason of such retention. Nothing in this Section contained, however, shall be construed or operate as a waiver of Landlord's right of re-entry or any other right of Landlord.

      9. Rules and Regulations. Tenant agrees to observe the rights reserved to Landlord contained in Section 10 hereof and agrees, for itself, its employees, agents, clients, customers, invitees and guests, to comply with the rules and regulations set forth in Exhibit C attached to this lease and by this reference incorporated herein and such other rules and regulations as shall be adopted by Landlord pursuant to Section 10(m) of this lease.

      Any violation by Tenant of any of the rules and regulations contained in EXHIBIT C attached to this lease or other Section of this lease, or as may hereafter be adopted by Landlord pursuant to Section 10(m) of this lease, may be restrained; but whether or not so restrained, Tenant acknowledges and agrees that it shall be and remain liable for all damages, loss, costs and expense resulting from any violation by the Tenant of any of said rules and regulations. Nothing in this lease contained shall be construed to impose upon Landlord any duty or obligation to enforce said rules and regulations, or the terms, covenants and conditions of any other lease against any other tenant or any other persons, and Landlord and its beneficiaries shall not be liable to Tenant for violation of the same by any other tenant, its employees, agents, invitees, or by any other person.

      10. Rights Reserved to Landlord. Landlord reserves the following rights, exercisable without notice and without liability to Tenant for damage or injury to property, person or business and without effecting an eviction or disturbance of Tenant's use or possession or giving rise to any claim for setoff or abatement of rent or affecting any of Tenant's obligations under this lease:

      (a) To change the name or street address of the Building.

      (b) To install and maintain signs on the exterior and interior of the Building, and to prescribe the location and style of the suite number and identification sign or lettering for the Premises occupied by the Tenant.

      (c) To designate the character, shape, color, material and make of all window coverings and treatments on all outside windows in the Premises.

      (d) To retain at all times, and to use in appropriate instances, pass keys to the Premises.

      (e) To grant to anyone the right to conduct any business or render any service in the Building, whether or not it is the same as or similar to the use expressly permitted to Tenant by Section 4.

      (f) To exhibit the Premises at reasonable hours.

      (g) To decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy at any time after Tenant vacates or abandons the Premises.

      (h) To have access for Landlord and other tenants or occupants of the Building to all mail receptacles according to the rules of the United States Postal Service.

      (i) To enter the Premises at reasonable hours for reasonable purposes, including the posting of notices of nonresponsibility, inspection and supplying janitor service or other services to be provided to Tenant hereunder.

      (j) To require all persons entering or leaving the Building during such hours as Landlord may from time to time reasonably determine to identify themselves to security personnel by registration or otherwise, and to establish their right to enter or leave. Landlord shall not be liable in damages for any error with respect to admission to or eviction or exclusion from the Building of any person. In case of fire, invasion, insurrection, mob, riot, civil disorder, public excitement or other commotion, or threat thereof, Landlord reserves the right to limit or prevent access to the Building during the continuance of the same, shut down elevator service, activate elevator emergency controls, or otherwise take such action or preventive measures deemed necessary by Landlord for the safety of the tenants or other occupants of the Building or the protection of the Building and the property in the Building. Tenant agrees to cooperate in any reasonable safety program developed by Landlord.

      (k) To control and prevent access to common areas and other areas.

      (l) Provided that reasonable access to the Premises shall be maintained and the business of Tenant shall not be interfered with unreasonably, to relocate, eniarge, reduce or change corridors, exits, entrances in or to the Building and to decorate and to make repairs, alterations, additions and improvements, structural or otherwise, in or to the Building or any part thereof, and any adjacent building, land, street or alley, including for the purpose of connection with or entrance into or use of the Building in conjunction with any adjoining or adjacent building or buildings, now existing or hereafter constructed, and may for such purposes erect scaffolding and other structures reasonably required by the character of the work to be performed, and during such operations may enter upon the Premises and take into and upon or through any part of the Building, including the Premises, all materials that may be required to make such repairs, alterations, improvements, or additions, and in that connection Landlord may temporarily close public entry ways, other public spaces, stairways or corridors and interrupt or temporarily suspend any services or facilities agreed to be furnished by Landlord, all without the same constituting an eviction of Tenant in whole or in part and without abatement of rent by reason of loss or interruption of the business of Tenant or otherwise and without in any manner rendering Landlord liable for damages or relieving Tenant from performance of Tenant's obligation under this lease; Landlord may at its option make any repairs, alterations, improvements and additions in and about the Building and the Premises during ordinary business hours and, if Tenant desires to have such work done during other than business hours, Tenant shall pay all overtime and additional expenses resulting therefrom.

      (m) From time to time to make and adopt such reasonable rules and regulations, in addition to or other than or by way of amendment or modification of the rules and regulations contained in Exhibit C attached to this lease or other Sections of this lease, for the protection and welfare of the Building and its tenants and occupants, as the Landlord may determine, and the Tenant agrees to abide by all such rules and regulations.

      11.    Alterations.

      (a) Without Landlord's prior written consent, Tenant shall not make or cause to be made any decorating, exterior, structural, electrical, plumbing, ventilation, air conditioning or other type of alterations, improvements, additions, changes or repairs in or to the Premises or the Building. As a condition to granting its consent, Landlord may impose reasonable requirements in addition to any set forth in this lease, including, without limitation, requirements as to the manner and time for the performance of any such work and the type and amount of insurance and bonds Tenant must acquire and maintain in connection therewith. In addition, at Landlord's option, Landlord shall have the right: to approve the contractors or mechanics performing the work; to approve all plans and specifications relating to the work; to review the work of Tenant's architects, engineers, contractors or mechanics and to control any construction or other activities being undertaken within the Building, with Landlord to be reimbursed on demand of same for any costs incurred in connection with such review or control; and to require correction of the work in instances in which materials or workmanship is defective or not in accordance with plans or specifications previously approved by Landlord. Landlord's approval of any plans and specifications shall create no responsibility on the part of Landlord for the completeness, design, sufficiency or compliance with all laws, ordinances, regulations, rules and requirements of governmental entities having jurisdiction. Tenant shall deliver to Landlord for Landlord's files, at Tenant's sole cost and expense, complete copies of all final working drawings and plans and specifications. Except as expressly provided herein, all alterations, improvements, additions, changes or repairs shall be provided by and paid for by Tenant at its sole expense, but shall become the property of Landlord and shall be surrendered with the Premises upon termination of this lease; provided, however, that Landlord may, by written notice to Tenant as provided in Section 7 of this lease, require Tenant, at Tenant's sole cost and expense, to remove any or all improvements, alterations, additions or fixtures installed or made by Tenant on or to the Premises and to repair any damages to the Premises caused by such removal.

      (b) All work in connection with any alterations, improvements, changes, additions or repairs in the Premises or the Building made by or for the benefit of Tenant shall be performed in full compliance with all laws, ordinances, regulations, rules and requirements of all governmental entities having jurisdiction and in full compliance with all insurance rules, orders, directions, regulations and requirements. If there is now or if there shall be installed in the Building a sprinkler system, and if any fire rating bureau or any similar body having jurisdiction or any governmental authority having jurisdiction requires or recommends that any changes, modifications, alterations, additional sprinkler heads or other equipment be made or supplied by reason of Tenant's business or the improvements it has added or the location of partitions, trade fixtures or other contents of the Premises, or if any such changes, modifications, alterations, additions or other equipment become necessary to prevent imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said bureau or by any fire insurance company, Tenant shall, at its own cost, promptly make and supply all such changes, modifications, alterations, additional sprinkler heads or other equipment.

      (c) Before work is commenced as provided in this Section 11, Tenant shall give Landlord at least fifteen (15) days' written notice. Landlord shall be entitled to enter the Premises during regular hours to post a notice of non-responsibility. Tenant shall secure, at Tenant's own cost, payment and performance bonds, satisfactory to Landlord, for said work, and during the progress of the work, Tenant shall at its sole cost and expense, upon Landlord's request, furnish Landlord with sworn contractor's statements and lien waivers covering all work theretofore performed, together with such endorsements to Landlord's title insurance policy as Landlord may require. Any mechanic's liens for work claimed to have been performed for, or materials claimed to have been furnished to, Landlord or Tenant shall be discharged by Tenant, at Tenant's sole expense as provided in Section 31. Tenant agrees to indemnify, hold harmless and defend Landlord from any loss, cost, damage or expense, including attorney's fees, arising out of any such lien claim or out of any other claim relating to work done or materials supplied to the Premises at Tenant's request or on Tenant's behalf.

      12.    Assignment and Subletting.

       (a) Tenant shall not (i) assign, transfer, mortgage, pledge, hypothecate or encumber or subject to or permit to exist upon or be subjected to any lien or charge, this lease or any interest under it, (ii) allow to exist or occur any transfer of or lien upon this lease or the Tenant's interest herein by operation of law, (iii) sublet the Premises or any part thereof, or (iv) permit the use or occupancy of the Premises or any part thereof for any purpose not provided for under Section 4 of this lease or by anyone other than the Tenant and Tenant's employees. If consent to any of the foregoing is requested by Tenant, Landlord has the absolute right to withhold its consent without giving any reason whatsoever. In no event shall this lease be assigned or assignable by voluntary or involuntary bankruptcy proceedings or otherwise, and in no event shall this lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings.

      (b) Tenant shall, by notice in writing, advise Landlord of its intention from, on and after a stated date (which shall not be less than sixty (60) days after the date of Tenant's notice) to assign this lease or sublet any part or all of the Premises for the balance or any part of the Term, and, in such event, Landlord shall have the right, to be exercised by giving written notice to Tenant within thirty (30) days after receipt of Tenant's notice, to recapture the space described in Tenant's notice and such recapture notice shall, if given, terminate this lease with respect to the space therein described as of the date stated in Tenant's notice. Tenant's notice shall state the name and address of the proposed subtenant or assignee and a true and complete copy of the proposed sublease or assignment shall be delivered to Landlord with said notice. If Tenant's notice shall cover all of the space hereby demised, and if Landlord shall give the aforesaid recapture notice with respect thereto, the Term of this lease shall expire and end on the date stated in Tenant's notice as fully and completely as if that date had been herein definitely fixed for the expiration of the Term. If, however, this lease be terminated pursuant to the foregoing with respect to less than the entire Premises, the Rent and the Tenant's Proportionate Share as defined herein shall be adjusted by Landlord on the basis of the number of rentable square feet retained by Tenant, and this lease as so amended shall continue thereafter in full force and effect. If Landlord, upon receiving Tenant's notice with respect to any such space, shall not exercise its right to terminate as aforesaid, Landlord will not unreasonably withhold its consent to Tenant's assignment or subletting the space covered by its notice; provided, however, that in addition to other circumstances under which Landlord's consent may be withheld (whether similar or dissimilar to the following reasons), Tenant agrees that the withholding by Landlord of its consent to Tenant's assignment or subletting the space covered by its notice will not be deemed "unreasonable" if (i) the proposed assignee or subtenant is disreputable or otherwise not in keeping with the nature or class of tenants in the Building, (ii) the proposed assignee or subtenant is not sufficiently financially responsible, or in Landlord's reasonable opinion will not in the future be sufficiently financially responsible, to perform its obligations under the lease or its sublease, (iii) the use of the Premises by the proposed assignee or subtenant would, in Landlord's reasonable judgment, significantly increase the pedestrian traffic in and out of the Building or would require Landlord to perform any alterations to the Building to comply with applicable building code requirements or other laws, (iv) there is in existence at the time of such notice any sublease of the Premises or prior assignments of this lease, (v) there is at the time of such notice, any uncured default by Tenant pursuant to this Lease; or, (vi) at the time of such notice, Tenant is not in occupancy of the Premises.

      (c) Tenant agrees that all advertising by Tenant or on Tenant's behalf with respect to the leasing of space in the Building must be approved in writing by Landlord prior to publication.

      (d) If Tenant, having first obtained Landlord's consent in accordance with the foregoing provision of this Section, shall assign this lease or sublet the Premises, or any part thereof, at a rental or for other monetary consideration in excess of the Rent or pro rata portion thereof due and payable by Tenant under this lease, then Tenant shall pay to Landlord, as additional rent (1) on the first day of each month during the term of any sublease, one-half (1/12) of the excess of all rent and other consideration due from the subtenant for such month over the Rent then payable to Landlord pursuant to the provisions of this lease for said month (or if only a portion of the Premises is being sublet, the excess of all rent and other consideration due from the subtenant for such month over the portion of the Rent then payable to Landlord pursuant to the provisions of this lease for said month which is allocable on a square footage basis to the space sublet) and (2) immediately upon receipt thereof, one-half (1/12) of any other rent or consideration received by Tenant from such assignment or subletting.

      (e) If Tenant is a corporation, (other than a corporation whose stock is traded through a national or regional exchange or over-the-counter), any transaction or series of transactions (including, without limitation, any dissolution, merger, consolidation or other reorganization of Tenant, or any issuance, sale, gift, transfer or redemption of any capital stock of Tenant, whether voluntary, involuntary or by operation of law, or any combination of any of the foregoing transactions) resulting in the transfer of control of Tenant, other than by reason of death, shall be deemed to be transfer of Tenant's interest under this lease for the purpose of Section 12(a). If Tenant is a partnership, any transaction or series of transactions (including, without limitation, any withdrawal or admittance of a partner or any change in any partner's interest in Tenant, whether voluntary, involuntary or by operation of law, or any combination of any of the foregoing transactions) resulting in the transfer of control of Tenant, other than by reason of death, shall be deemed to be a transfer of Tenant's interest under this lease for the purposes of Section 12(a). The term "control" as used in this Section 12(e) means the power to directly or indirectly direct or cause the direction of the management or policies of Tenant. If Tenant is a corporation, a change or series of changes in ownership of stock which would result in direct or indirect change in ownership by the stockholders or an affiliated group of stockholders of less than fifty percent (50%) of the outstanding stock as of the date of the execution and delivery of this lease or which are effected through a recognized stock exchange to stockholders not acting in concert to obtain control shall not be considered a change of control.

   (f) Notwithstanding the foregoing provisions of this section, Landlord shall not withhold its consent to a sublet of the Premises (or portion thereof) or an assignment of Tenant's interest in this lease to a "Permitted Transferee" (hereinafter defined) provided: (A) the "use" of the Premises will be the same as that of Tenant and in conformance with the terms and provisions of this lease regarding the permitted use of the Premises, and in conformance with all other terms and provisions of this lease, (B) Tenant is not in default of any of the terms and provisions of this lease, and (C) the assignee's or sublessee's net worth at the time of the assignment or sublet, as applicable, is equal to or greater than the greater of: (a) the net worth of Tenant as of the date of this lease, and (b) the net worth of Tenant as of the date of the assignment or sublet. For purposes of this paragraph the term Permitted Transferee shall mean: (i) a parent or wholly owned subsidiary, of Tenant, (ii) any entity controlled by Tenant (fifty one percent (51%) of all of the issued and outstanding voting stock of such entity shall be deemed control for purposes of this clause (ii)), (iii) any entity resulting from a merger or consolidation of Tenant with another corporation or other corporations (regardless of which corporation is the surviving corporation), and (iv) any entity to which all or substantially all of Tenant's assets or stock are transferred. The provisions of this paragraph are further conditioned upon at least thirty (30) days prior written notice to Landlord of the proposed assignment of Tenant's interest in this lease or sublet of the Premises to a Permitted Transferee. Notwithstanding the forgoing provisions to the contrary, Landlord reserves the right, without release of Tenant, to require any assignee of Tenant's interest in this lease and/or any sublessee of the Premises or any portion thereof, to assume in writing delivered to Landlord in advance of any assignment or subletting and for Landlord's benefit, an assumption of the obligations of Tenant under this lease, or in the case of a sublet of less than all of the Premises, such allocable portion thereof as reasonably determined by Landlord.

      (g) Any assignment, subletting, use or occupancy, or transfer shall not operate to relieve the Tenant from any covenant or obligation hereunder, except to the extent, if any, expressly provided for in writing by Landlord, nor be deemed to be a consent to or relieve Tenant from obtaining Landlord's consent to any subsequent assignment, transfer, lien, charge, subletting, use or occupancy. Tenant shall pay all of Landlord's costs, charges and expenses, including attorney's fees incurred in connection with any assignment or sublease requested or made by Tenant.

      13.    Waiver of Certain Claims; Indemnity.

      (a) To the extent not expressly prohibited by law, Landlord and Tenant each releases and waives any and all claims for, and rights to recover, damages against and from the other, and the other's respective agents, partners, shareholders, officers, directors (and, in the case of claims by Tenant, any trustee ("Trustee") holding legal title to the Real Property if same is held in trust) and employees

(collectively, the "Released Parties"), for loss, damage or destruction to any of its property (including the Premises, the Building and their contents), the elements of which are insured against or which would have been insured against had such party suffering such loss, damage or destruction maintained the property or physical damage insurance policies required under Section 20 hereof. In no event shall this clause be deemed, construed or asserted (i) to affect or limit any clalms or rights against any Released Parties other than the right to recover damages for loss, damage or destruction to property, or
(ii) to benefit any third party other than the Released Parties.

      (b) To the extent not expressly prohibited by law, Tenant and Landlord (each as to the other the "Indemnitor") agrees to hold harmless and indemnify the other and the other's agents, partners, shareholders, officers, directors, Trustee, and employees (collectively, the "Indemnitees") from any losses, damages, judgments, claims, expenses, costs and liabilities imposed upon or incurred by or asserted against the Indemnitees, including reasonable attorney's fees and expenses, for death or injury that may arise from or be caused directly or indirectly by any negligent act of omission or commission of any willful misconduct of the Indemnitor or any of the Indemnitor's respective agents, partners, or employees. Such third parties shall not be deemed third party beneficiaries of this agreement. In case any action, suit or proceeding is brought against any of the Indemnitees by reason of any such act of the Indemnitor or any of the Indemnitor's respective agents, partners or employees, then the Indemnitor will, at the Indemnitor's expense and at the option of said Indemnitees, by counsel approved by said Indemnitees, resist and defend such action, suit or proceeding.

      14. Damage or Destruction by Casualty. If the Premises or any part of the Building shall be damaged by fire or other casualty and if such damage does not render all or a "substantial portion" (as determined by Landlord) of the Premises or the Building untenantable, then Landlord shall proceed to repair and restore the Premises with reasonable promptness, subject to reasonable delays for insurance adjustments and delays caused by matters beyond Landlord's control. If any such damage renders all or a substantial portion of the Premises or the Building untenantable, Landlord shall, with reasonable promptness after the occurrence of such damage, estimate the length of time that will be required to substantially complete the repair and restoration of such damage and shall by notice advise Tenant of such estimate. If it is so estimated that the amount of time required to substantially complete such repair and restoration will exceed one hundred eighty (180) days from the date such damage occurred, then either Landlord or Tenant (but as to Tenant, only if all or a substantial portion of the Premises are rendered untenantable) shall have the right to terminate this lease as of the date of such damage upon giving notice to the other at any time within twenty (20) days after Landlord gives Tenant the notice containing said estimate (it being understood that Landlord may, if it elects to do so, also give such notice of termination together with the notice containing said estimate). Unless this lease is terminated as provided in the preceding sentence, Landlord shall proceed with reasonable promptness to repair and restore the Premises, subject to reasonable delays for insurance adjustments and delays caused by matters beyond Landlord's control, and also subject to zoning laws and building codes then in effect. Landlord shall have no liability to Tenant, and Tenant shall not be entitled to terminate this lease if such repairs and restoration are not in fact completed within the time period estimated by Landlord, as aforesaid, or within said one hundred eighty (180) days, so long as Landlord shall proceed with reasonable diligence to complete such repairs and restoration. Notwithstanding anything to the contrary herein set forth, (a) Landlord shall have no duty pursuant to this Section 14 to repair or restore any portion of the alterations, additions or improvements made by Tenant in the Premises or to expend for any repair or restoration amounts in excess of insurance proceeds paid to Landlord and available for repair or restoration, and (b) Tenant shall not have the right to terminate this lease pursuant to this Section 14 if the damage or destruction was caused by the act or neglect of Tenant, its agents, partners or employees.

      In the event any such fire or casualty damage not caused by the act or neglect of Tenant, its agents, partners or employees, renders the Premises untenantable and Tenant is not occupying the Premises, and if this lease shall not be terminated pursuant to the foregoing provisions of this Section 14 by reason of such damage, then Rent shall abate during the period beginning with the date of such damage and ending with the date when Landlord completes its repair and restoration. Such abatement shall be in an amount bearing the same ratio to the total amount of Rent for such period as the portion of the Premises not ready for occupancy from time to time bears to the entire Premises. In the event of termination of this lease pursuant to this Section 14, Rent shall be apportioned on a per diem basis and be paid to the date of the fire or casualty.

      15. Eminent Domain. If all or a substantial portion of the Building, or any part thereof which includes all or a substantial portion of the Premises, shall be taken or condemned by any competent authority for any public or quasi-public use or purpose, the Term of this lease shall end upon and not before the date when the possession of the part so taken shall be required for such use or purpose, and without apportionment of the award to or for the benefit of Tenant. If any condemnation proceeding shall be instituted in which it is sought to take or damage any part of the Building, the taking of which would, in Landlord's opinion, prevent the economical operation of the Building, or if the grade of any street or alley adjacent to the Building is changed by any competent authority, and such taking, damage or change of grade makes it necessary or desirable to remodel the Building to conform to the taking, damage or changed grade, Landlord shall have the right to terminate this lease upon not less than ninety (90) days' notice prior to the date of termination designated in the notice. In either of the events above referred to, Rent at the then current rate shall be apportioned as of the date of the termination. No money or other consideration shall be payable by the Landlord to the Tenant for the right of termination, and the Tenant shall have no right to share in the condemnation award, whether for a partial or total taking, for loss of Tenant's leasehold or improvements, or in any judgment for damages caused by the change of grade.

       16.   Default: Landlord's Rights and Remedies.

       (a) If default shall be made in the payment of the Rent or any installment thereof or any other sum required to be paid by Tenant under the terms of any other agreement between Landlord and Tenant, or if a default involves a hazardous condition and is not cured by Tenant immediately upon written notice to Tenant, or if the interest of Tenant in this lease shall be levied or under execution or other legal process, or if any voluntary petition in bankruptcy or for corporate reorganization or any similar relief shall be filed by Tenant, or if any involuntary petition in bankruptcy shall be filed against Tenant under any federal or state bankruptcy or insolvency act and shall not have been dismissed within thirty (30) days from the filing thereof, or if a receiver shall be appointed for Tenant or any of the property of Tenant by any court and such receiver shall not have been dismissed within thirty (30) days from the date of his appointment, or if Tenant shall make an assignment for the benefit of creditors, or if Tenant shall admit in writing Tenant's inability to meet Tenant's debts as they mature, or if Tenant shall abandon or vacate the Premises during the Term, or if default shall be made in the observance or performance of any of the other covenants or conditions in this lease which Tenant is required to observe and perform and such non-monetary default shall continue for ten (10) days after written notice to Tenant, then Landlord may treat the occurrence of any one or more of the foregoing events as a breach of this lease, and thereupon at its option may, with or without notice or demand of any kind to Tenant or any other person, have any one or more of the following described remedies (any of which may be pursued by Landlord in its own name or by and in the name of the beneficiaries of Landlord or the agent of such beneficiaries) in addition to all other rights and remedies provided at law or in equity or elsewhere herein:

             (i) Landlord may terminate this lease and the Term created hereby, in which event Landlord may forthwith repossess the Premises and be entitled to recover forthwith as damages a sum of money equal to the value of the Rent provided to be paid by Tenant for the balance of the original Term, less the rental value of the Premises for said period ("Rental Value"), and plus any other sum of money and damages owed by Tenant to Landlord. Should the Rental Value exceed the value of the Rent provided to be paid by Tenant for the balance of the original Term of the Lease, Landlord shall have no obligation to pay to Tenant the excess or any part thereof.

             (ii) Landlord may terminate Tenant's right of possession and may repossess the Premises by forcible entry and detainer suit, by taking peaceful possession or otherwise, without terminating this lease, in which event Landlord may, but shall be under no obligation to, relet the same for the account of Tenant, for such rent and upon such terms as shall be satisfactory to Landlord. For the purpose of such reletting, Landlord is authorized to decorate or to make any repairs. If Landlord shall fail to relet the Premises, Tenant shall pay to Landlord as damages a sum equal to the amount of the Rent reserved in this lease for the balance of its original Term. If the Premises are relet and a sufficient sum shall not be realized from such reletting after paying all of the costs and expenses of such decorations, repairs, changes, alterations and additions and the other expenses of such reletting and of the collection of the rent accruing therefrom to equal or exceed the Rent provided for in this lease for the balance of its original Term, Tenant shall satisfy and pay such deficiency upon demand therefor from time to time. Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this Section 16 from time to time and that no suit or recovery of any portion due Landlord hereunder shall be any defense to any subsequent action brought for any amount theretofore reduced to judgment in favor of Landlord.

      (b) If Landlord exercises either of the remedies provided for in subparagraphs (i) and (ii) of the foregoing Section 16(a), Tenant shall surrender possession and vacate the Premises immediately and deliver possession thereof to the Landlord, and Landlord may then or at any time thereafter re-enter and take complete and peaceful possession of the Premises, with or without process of law, full and complete license so to do being hereby granted to the Landlord, and Landlord may remove all occupants and property therefrom, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without relinquishing Landlord's right to Rent or any other right given to Landlord hereunder or by operation of law.

      (c) All property removed from the Premises by Landlord pursuant to any provisions of this lease or of law may be handled, removed or stored by the Landlord at the cost and expense of the Tenant, and the Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay Landlord for all expenses incurred by Landlord in such removal and storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control.

All property not removed from the Premises or retaken from storage by Tenant within thirty (30) days after the end of the Term, however terminated, shall, at Landlord's election, be conclusively deemed to have been conveyed by Tenant to Landlord as by bill of sale without further payment or credit by Landlord to Tenant.

      (d) Tenant shall pay all of Landlord's costs, charges and expenses, including court costs and attorneys' fees, incurred in enforcing Tenant's obligations under this lease or incurred by Landlord in any litigation, negotiation or transactions in which Tenant causes the Landlord, without Landlord's fault, to become involved or concerned.

      (e) In the event that Tenant shall file for protection under any chapter of the Bankruptcy Code now or hereafter in effect, or a trustee-in-bankruptcy shall be appointed for Tenant, Landlord and Tenant agree, to the extent permitted by law, to request that the debtor-in-possession or trustee-in-bankruptcy, if one is appointed, shall assume or reject this lease within sixty (60) days thereafter.

      17.    Subordination.

      (a) Landlord may have heretofore or may hereafter encumber with a mortgage or trust deed the Real Property or any interest therein, and may have heretofore and may hereafter sell and lease back the Land, or any part of the Real Property, and may have heretofore or may hereafter encumber the leasehold estate under such lease with a mortgage or trust deed. (Any such mortgage or trust deed is herein called a "Mortgage" and the holder of any such mortgage or the beneficiary under any such trust deed is herein called a "Mortgagee". Any such lease of the underlying land is herein called a "Ground Lease", and the lessor under any such lease is herein called a "Ground Lessor". Any Mortgage which is a first lien against the Building, the Land, the Real Property, the leasehold estate under a Ground Lease or any interest therein is herein called a "First Mortgage" and the holder or beneficiary of any First Mortgage is herein called a "First Mortgagee".)

      (b) If requested by a Mortgagee or Ground Lessor, Tenant will either (i) subordinate its interest in this lease to said Mortgage or Ground Lease, and to any and all advances made thereunder and to the interest thereon, and to all renewals, replacements, supplements, amendments, modifications and extensions thereof, or (ii) make certain of Tenant's rights and interest in this lease superior thereto; and Tenant will promptly execute and deliver such agreement or agreements as may be reasonably required by such Mortgagee or Ground Lessor; provided however, Tenant covenants it will not subordinate this lease to any Mortgage other than a First Mortgage without the prior written consent of the First Mortgagee.

      (c) It is further agreed that (i) if any Mortgage shall be foreclosed, or if any Ground Lease be terminated, (A) the liability of the Mortgagee or purchaser at such foreclosure sale or the liability of a subsequent owner designated as Landlord under this lease shall exist oniy so long as such Mortgagee, purchaser or owner is the owner of the Building, Land or Real Property, and such liability shall not continue or survive after further transfer of ownership; (B) the Mortgagee or Ground Lessor or their successors or assigns that succeeds to the interest of the Landlord in the Building or the Land, or acquires the right to possession of the Building or the Land, shall not be (1) liable for any act or omission of the party named above (or any successor in title thereto) as the Landlord, under this lease; (2) liable for the performance of Landlord's covenants pursuant to the provisions of this lease which arise and accrue prior to such entity succeeding to the interest of Landlord (or any successor in title thereto) under this lease or acquiring such right to possession; (3) subject to any offsets or defenses which Tenant may have at any time against Landlord (or any successor in title thereto); (4) bound by any Rent which the Tenant may have paid previously for more than one (1) month; (5) liable for the performance of any covenant of Landlord under this lease which is capable of performance only by the original Landlord (or any successor in title thereto); and (C) upon request of the Mortgagee, if the Mortgage shall be foreclosed, Tenant will attorn, as Tenant under this lease, to the purchaser at any foreclosure sale under any Mortgage or upon request of the Ground Lessor, if any Ground Lease shall be terminated, Tenant will attorn as Tenant under this lease to the Ground Lessor, and Tenant will execute such instruments as may be necessary or appropriate to evidence such attornment; and (ii) this lease may not be modified or amended so as to reduce the Rent or shorten the Term, or so as to adversely affect in any other respect to any material extent the rights of the Landlord, nor shall this lease be cancelled or surrendered, without the prior written consent, in each instance, of the First Mortgagee or any Ground Lessor.

      (d) Should any prospective First Mortgagee or Ground Lessor require a modification or modifications of this lease, which modification or modifications will not cause an increased cost or expense to Tenant or in any other way materially and adversely change the rights and obligations of Tenant hereunder, in the reasonable judgment of Tenant, then and in such event, Tenant agrees that this lease may be so modified and agrees to execute whatever documents are required therefor and deliver the same to Landlord within ten (10) days following the request therefor. Should any prospective Mortgagee or Ground Lessor require execution of a short form of lease for recording (containing, among other customary provisions, the names of the parties, a description of the Premises and the Term of this lease), Tenant agrees to execute such short form of lease and deliver the same to Landlord within ten (10) days following the request therefor.

      18. Mortgagee and Ground Lessor Protection. Tenant agrees to give any First Mortgagee and any Ground Lessor, by registered or certified mail, a copy of any notice or claim of default served upon the Landlord by Tenant, provided that prior to such notice Tenant has been notified in writing (by way of service on Tenant of a copy of an assignment of Landlord's interests in leases, or otherwise) of the address of such First Mortgagee or Ground Lessor (hereinafter the "Notified Party"). Tenant further agrees that if Landlord shall have failed to cure such default within twenty (20) days after such notice to Landlord (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if Landlord has commenced within such twenty (20) days and is diligently pursuing the remedies or steps necessary to cure or correct such default), then the Notified Party shall have an additional thirty (30) days within which to cure or correct such default (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if such Notified Party has commenced within such thirty (30) days and is diligently pursuing the remedies or steps necessary to cure or correct such default, including the time necessary to obtain possession if possession is necessary to cure or correct such default) before Tenant may exercise any right or remedy which it may have on account of any such default of Landlord.

      19. Default Under Other Leases. If the term of any lease, other than this lease, heretofore or hereafter made by Tenant for any space in the Building shall be terminated or terminable after the making of this lease because of any default by Tenant under such other lease, such fact shall empower Landlord, at Landlord's sole option, to terminate this lease by notice to Tenant or to exercise any of the rights or remedies set forth in Section 16.

      20.    Insurance.

      (a) At all times during the Term of this lease, Tenant shall at its sole cost and expense maintain in full force and effect insurance protecting Tenant and Landlord (and Landlord's beneficiaries, if Landlord is ever a land trust), and their respective agents, and any other parties designated by Landlord from time to time, with terms, coverages and in companies at all times satisfactory to Landlord as follows:

             (i) Commercial General Liability Insurance against claims for personal injury, death or property damage occurring in connection with the use and occupancy of the Premises, including contractual liability insuring the indemnification provisions contained in this lease, naming Landlord, and Landlord's mortgagee, principals and principals' beneficiaries, and the management of the Building, as additional insureds, such insurance to afford protection to the limit of not less than Three Million Dollars ($3,000,000.00) for each occurrence and annual aggregate.

             (ii) Workers Compensation Insurance, as required to meet the applicable laws of the state in which the Building is located, and Employers Liability Insurance.

             (iii) At all times when any work is in process in connection with any change or alteration being made by Tenant, Tenant shall require all contractors and subcontractors to maintain the insurance described in (i) and
(ii). Landlord and Landlord's mortgagee, principals and principals' beneficiaries and the management of the Building will be added as additional insureds to such policies, and evidence of same shall be delivered to Landlord.

             (iv) Property insurance on an "all risk" basis (including sprinkler leakage, if applicable) for the full replacement cost of all additions, improvements and alterations to the Premises and of all office equipment, furniture, trade fixtures, merchandise and all other items of Tenant's property on the Premises. Tenant agrees to have such insurance policies endorsed to provide for a waiver of subrogation against Landlord by the insurance carrier.

      Tenant shall, prior to the commencement of the Term hereof and prior to the expiration of any policy, furnish Landlord certificates evidencing that all required insurance is in force and providing that such insurance may not be cancelled or changed without at least thirty (30) days' prior written notice to Landlord and Tenant (unless such cancellation is due to nonpayment of premiums, in which event ten (10) days' prior notice shall be provided).

      (b) Tenant shall comply with all applicable laws and ordinances, all orders and decrees of court and all requirements of other governmental authority and shall not directly or indirectly make any use of the Premises which may thereby be prohibited or be dangerous to person or property or which may jeopardize any insurance coverage, or may increase the cost of insurance or require additional insurance coverage.

      (c) Landlord and Tenant hereby waive all claims of recovery from the other party for loss or damage to any of its property.

      21. Nonwaiver. No waiver of any condition expressed in this lease shall be implied by any neglect of Landlord to enforce any remedy on account of the violation of such condition whether or not such violation be continued or repeated subsequently, and no express waiver shall affect any condition other than the one specified in such waiver and that one only for the time and in the manner specifically stated. Without limiting the provisions of Section 8, it is agreed that no receipt of moneys by Landlord from Tenant after the termination in any way of the Term or of Tenant's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Term or affect any notice given to Tenant prior to the receipt of such moneys. It is also agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any moneys due, and the payment of said moneys shall not waive or affect said notice, suit or judgment.

      22. Estoppel Certificate. Tenant agrees that from time to time upon written request by Landlord, or the holder of any Mortgage or any ground lessor, Tenant (or any permitted assignee, subtenant or other occupant of the Premises claiming by, through or under Tenant) will deliver to Landlord or to the holder of any Mortgage or ground lessor or contract purchaser of an interest in Landlord or in the Building, within ten (10) days after such written request shall have been served upon Tenant, a statement in writing signed by Tenant, addressed to such person or persons as Landlord shall request, certifing (a) that this lease is unmodified and in full force and effect (or if there have been modifications, that the lease as modified is in full force and effect and identifying the modifications); (b)the date upon which Tenant began paying Rent and the dates to which the Rent and other charges have been paid, (c) the date upon which the Term shall end, (d) that the Landlord is not in default under any provision of this lease, or, if in default, the nature thereof in detail; (e) that the Premises have been completed in accordance with the terms hereof and Tenant is in occupancy and paying Rent on a current basis with no rental offsets or claims; (f) that there has been no prepayment of Rent other than that provided for in the lease; (g)the amount of any security deposit made by Tenant or Tenant-successor, (h)that there are no actions, whether voluntary or otherwise, pending against Tenant under the bankruptcy laws of the United States or any State thereof, and (i) such other matters as may be required by the Landlord, holder of a Mortgage, ground lessor or contract purchaser.

      23. Tenant-Corporation or Partnership. In case Tenant is a corporation, Tenant (a) represents and warrants that this lease has been duly authorized, executed and delivered by and on behalf of the Tenant and constitutes the valid and binding agreement of the Tenant in accordance with the terms hereof and (b) if Landlord so requests, it shall deliver to Landlord or its agent, concurrently with the delivery of this lease executed by Tenant, certified resolutions of the board of directors (and shareholders, if required) authorizing Tenant's execution and delivery of this lease and the performance of Tenant's obligations hereunder. In case Tenant is a partnership, Tenant represents and warrants that all of the persons who are general or managing partners in said partnership have executed this lease on behalf of Tenant, or that this lease has been executed and delivered pursuant to and in conformity with a valid and effective authorization therefor by all of the general or managing partners of such partnership, and is and constitutes the valid and binding agreement of the partnership and each and every partner therein in accordance with its terms. Also, it is agreed that each and every present and future general partner in Tenant shall be and remain at all times jointly and severally liable hereunder and that the death, resignation or withdrawal of any partner shall not release the liability of such partner under the terms of this lease unless and until the Landlord shall have consented in writing to such release, Landlord being under no obligation to so consent.

      24. Real Estate Brokers. Tenant represents that Tenant has directly dealt with and only with CB Commercial Real Estate Group, Inc. (whose commission, if any, shall be paid by Landlord pursuant to separate agreement) as broker in connection with this lease and agrees to indemnify and hold Landlord harmless from all damages, liability and expense (including reasonable attorneys' fees) arising from any claims or demands of any other broker or brokers or finders for any commission alleged to be due such broker or brokers or finders in connection with its participating in the negotiation with Tenant of this lease.

      25. Notices. All notices to or demands upon Landlord or Tenant desired or required to be given under any of the provisions hereof shall be in writing. Any notices or demands from Landlord to Tenant shall be deemed to have been given if a copy thereof has been personally delivered to Tenant or Tenant's agent (including without limitation delivery by messenger or courier, with evidence of receipt) or mailed by United States registered or certified mail, return receipt requested, addressed to Tenant at the address of the Premises after Tenant's occupancy of the Premises. If Tenant is a corporation, any notices or demands from Landlord to Tenant also shall be deemed to have been given if a copy thereof is mailed by United States registered or certified mail, return receipt requested, to Tenant's registered agent in Illinois. Any notices or demands from Landlord to Tenant may be signed by Landlord, its beneficiaries, the managing agent for the Building or any agent of any of them. Any notices or demands from Tenant to Landlord shall be deemed to have been given if a copy thereof has been personally delivered to Landlord or the managing agent of the Building (including without limitation delivery by messenger or courier, with evidence of receipt) or mailed by United States registered or certified mail, return receipt requested, to Landlord in care of ARES, Inc. Oak Brook Business Center, 2000 York Road, Suite 106 Oak Brook, Illinois 60521, with a copy to MONY Real Estate Investment Management, 1333 Butterfield Road, Suite 400, Downers Grove, Illinois 60515. Landlord, its beneficiaries, or the managing agent of the Building may, upon notice to Tenant, change either the address for, or the party who shall receive, notices or demands from Tenant to Landlord on Landlord's behalf. All notices to or demands upon Landlord or Tenant mailed by registered or certified mail, return receipt requested, shall be deemed served at the time the same were posted.

      26.    Miscellaneous.

      (a) Each provision of this lease shall extend to and shall bind and inure to the benefit not only of Landlord and Tenant, but also their respective heirs, legal representatives, successors and assigns, but this provision shall not operate to permit any transfer, assignment, mortgage, encumbrance, lien, charge, or subletting contrary to the provisions of Section 12.

      (b) All of the agreements of Landlord and Tenant with respect to the Premises are contained in this lease; and no modification, waiver or amendment of this lease or of any of its conditions or provisions shall be binding upon Landlord unless in writing signed by Landlord.

      (c) Submission of this instrument for examination shall not constitute a reservation of or option for the Premises or in any manner bind Landlord and no lease or obligation on Landlord shall arise until this instrument is signed and delivered by Landlord and Tenant; provided, however, the execution and delivery by Tenant of this lease to Landlord or the agent of Landlord's beneficiary shall constitute an irrevocable offer by Tenant to lease the Premises on the terms and conditions herein contained, which offer may not be revoked for thirty (30) days after such delivery.

      (d) The word "Tenant" whenever used herein shall be construed to mean Tenants or any one or more of them in all cases where there is more than one Tenant; and the necessary grammatical changes required to make the provisions hereof apply either to corporations or other organizations, partnerships or other entities, or individuals, shall in all cases be assumed as though in each case fully expressed. In all cases where there is more than one Tenant, the liability of each shall be joint and several.

      (e) Clauses, plats, and riders, if any, signed by Landlord and Tenant and endorsed on or affixed to this lease are part hereof and in the event of variation or discrepancy the duplicate original hereof, including such clauses, plats and riders, if any, held by Landlord shall control.

      (f) The headings of Sections are for convenience only and do not limit, expand or construe the contents of the Sections.

      (g) The Landlord's title is and always shall be paramount to the title of Tenant, and nothing in this lease contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord.

      (h) Time is of the essence of this lease and of each and all provisions thereof.

      (i) All amounts (including, without limitation, Base Rent and Additional
Rent) owed by Tenant to Landlord pursuant to any provision of this lease shall not be deemed a loan but shall bear interest from the date due until paid at the annual rate equal to three percentage points in excess of the rate of interest announced from time to time by The First National Bank of Chicago at Chicago, Illinois, or any successor thereto, as its corporate base rate, changing as and when said corporate base rate changes, unless a lesser rate shall then be the maximum rate permissible by law with respect thereto, in which event said lesser rate shall be charged.

      (j) The invalidity of any provision of this lease shall not impair or affect in any manner the validity, enforceability or effect of the rest of this lease

      (k) All understandings and agreements, oral or written, heretofore made between the parties hereto are merged in this lease, which alone fully and completely expresses the agreement between Landlord (and its beneficiary and their agents) and Tenant.

      (l) It is acknowledged and agreed by each of the parties hereto, that each has an obligation to the other to mitigate damages, which, it is acknowledged by Landlord, would include Landlord's obligation to mitigate damages in the event of a default by Tenant under the terms and provisions of this lease.

      (m) Tenant, on paying the rent and performing the covenants this lease requires it to perform, may peaceably and quietly have, hold and enjoy the Premises for the Term and any extension or renewal of the Term.

      (n) In the event that a party hereto sues to enforce the provisions this lease as against the other, the prevailing party in such suit shall be entitled to an award for the costs incurred in bringing or defending same, as applicable, including without limitation, reasonable attorney fees.

      27. Delivery of Possession. If the Landlord shall be unable to give possession of the Premises on the date of the commencement of the Term for any reason, Landlord shall not be subject to any liability for failure to give possession. Under such circumstances the Rent reserved and covenanted to be paid herein shall not commence until the Premises are available for occupancy, and no such failure to give possession on the date of commencement of the Term shall affect the validity of this lease or the obligations of the Tenant hereunder, nor shall the same be construed to extend the Term.

      28. Substitution of Premises. At any time hereafter, Landlord may substitute for the Premises other premises (herein called "The New Premises") provided that the New Premises shall be similar to the Premises in area and use for Tenant's purposes and shall be located in the Building. If Tenant is already in occupancy of the Premises, then in addition, Landlord shall pay the expense of Tenant for moving from the Premises to the New Premises and for improving the New Premises so that they are substantially similar to the Premises; such move shall be made during evenings, weekends, or otherwise so as to incur the least inconvenience to Tenant; and Landlord shall first give Tenant at least thirty (30) days notice before making such change. If Landlord shall exercise its right hereunder, the New Premises shall thereafter be deemed for the purposes of this lease as the Premises.

      29. Signs. No signs shall be installed on the exterior of, or adjacent to, the Premises or the Building. All signs which are erected in or on the interior of the Premises shall be in accordance with the building standard designated by Landlord and subject to Landlord's prior written approval. The installation and maintenance of any and all signs by or on behalf of Tenant shall be in full compliance with all applicable laws, ordinances, regulations, rules and orders of any governmental authority having jurisdiction, and Tenant shall obtain all necessary licenses and permits in connection therewith. Tenant shall install and promptly repair, maintain and service all such signs in accordance with proper techniques and procedures, and shall indemnify, hold harmless and defend Landlord from all loss, cost, damage or expense, including attorney's fees, arising out of any claim relating to the installation, existence, operation, maintenance, repair, removal or condition of any such sign. On or before the termination of this lease, Tenant shall, at its sole expense, remove all such signs in a manner satisfactory to Landlord and shall immediately repair, at Tenant's sole expense, any injury or damage caused by removal. All costs and expenses relating to all such signs shall be borne solely by Tenant.

      30. Landlord. The term "Landlord" as used in this lease means only the owner or owners at the time being of Landlord's interest in the Building and the Land so that in the event of any assignment, conveyance or sale, once or successively, of Landlord's interest in the Land and Building, or any assignment of this lease by Landlord, said Landlord making such sale, conveyance or assignment shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder accruing after such conveyance, sale or assignment, and Tenant agrees to look solely to such purchaser, grantee or assignee with respect thereto. This lease shall not be affected by any such conveyance, assignment or sale, and Tenant agrees to attorn to the purchaser, grantee or assignee.

      31. Title and Covenant Against Liens. The Landlord's title is and always shall be paramount to the title of the Tenant and nothing in this lease contained shall empower the Tenant to do any act which can, shall or may encumber the title of the Landlord. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen to be placed upon or against the Real Property any portion thereof including the Premises or against the Tenant's leasehold interest in the Premises and, in case of any such lien attaching, to immediately pay and remove same. Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon the Real Property, Land, Building or Premises, and any and all liens and encumbrances created by Tenant shall attach only to Tenant's interest in the Premises. If any such liens created, caused or permitted by Tenant so attach and Tenant fails to pay and remove same within ten (10) days, Landlord, at its election, may pay and satisfy the same and in such event the sums so paid by Landlord, with interest from the date of payment at the rate set forth in Section 26(i) hereof for amounts owed Landlord by Tenant. Such sums shall be deemed to be additional rent due and payable by Tenant at once without notice or demand.

      32. Exculpatory Provisions. The liability of any Landlord under this lease or any amendment to this lease, or any instrument or document executed in connection with this lease, shall be limited to and enforceable solely against the assets of such Landlord constituting an interest in the Land or Building (including, where the Landlord is a trustee of a land trust, the subject matter of the trust) and not other assets of such Landlord. Assets of a Landlord which is a partnership do not include the assets of the partners of such Landlord, and negative capital account of a partner in a partnership which is a Landlord and an obligation of a partner to contribute capital to the partnership which is Landlord shall not be deemed to be assets of the partnership which is Landlord. No directors, officers, employees or shareholders of any corporation which is Landlord shall have any personal liability arising from or in connection with this lease. At any time during which Landlord is trustee of a land trust, all of the representations, warranties, covenants and conditions to be performed by it under this lease or any documents or instruments executed in connection with this lease are undertaken solely as trustee, as aforesaid, and not individually, and no personal liability shall be asserted or be enforceable against it or any of the beneficiaries under said trust agreement by reason of any of the representations, warranties, covenants or conditions contained in this lease or any documents or instruments executed in connection with this lease.

      33. Acceleration of Commencement Date. It is acknowledged and agreed that Tenant will be subleasing the Premises from Sears Mortgage Corporation ("Sears") for a term commencing on or about October 15, 1994 and continuing through and including March 31, 1996 (the "Sublease Possession Period"). In the event that Landlord should terminate Sears lease to the Premises or Sears right to possession of the Premises during the Sublease Possession Period, and should thereafter obtain lawful possession of same during the Sublease Possession Period, Landlord shall lease the Premises to Tenant during such remaining portion of the Sublease Possession Period pursuant to the terms and provisions of this lease, except that Base Rent under this lease for the remaining Sublease Possession Period shall be at the per square foot rate of Seven and 15/100th Dollars ($7.15). In the event Landlord shall lease the Premises to Tenant during the remaining portion of the Sublease Possession Period in accordance with the foregoing, the parties hereto shall execute and deliver an amendment to this lease reflecting the new Commencement Date.

                                         ***
                         (SIGNATURE PAGE FOLLOWS IMMEDIATELY)
                                         ***

      IN WITNESS WHEREOF, the parties have caused this lease to be executed on the date first above written.

LANDLORD:
THE MUTUAL LIFE INSURANCE COMPANY
OF NEW YORK

BY:
ITS:
NAME:                              DATED:




TENANT:
NATIONAL RESTAURANT ENTERPRISES, INC.

BY:
ITS:
NAME:                                 DATED:

                                   EXHIBIT A
                            DESCRIPTION OF PREMISES



                                       A1

                                  EXHIBIT B
                                  BASE RENT


Lease Year       Square Footage    Base Rent per.   Annual Base      Monthly Base
                                   sq. ft.          Rent/Partial      Rent
                                                    Year
- ----------------------------------------------------------------------------------
April 1, 1996-      7,737            $7.15            $55,320           $4,610
March 31, 1997

April 1, 1997-      7,737            $7.30            $56,480/$42,363   $4,707
December 31,1997




                                 B1

                                      EXHIBIT C
                                 RULES AND REGULAONS

                       ATTACHED TO AND MADE A PART OF THE LEASE


The following Rules and Regulations shall be in effect at the Building. Landlord reserves the right to adopt reasonable modifications and additions hereto. In the case of any conflict between these regulations and the Lease, the Lease shall be controlling.

1. Except with the prior written consent of Landlord, no tenant shall conduct any retail sales in or from the Premises, or any business other than that specifically provided for in the Lease.

2. Landlord reserves the right to prohibit personal goods and services vendors from access to the Building except upon such reasonable terms and conditions, including but not limited to a provision for insurance coverage, as are related to the safety, care and cleanliness of the Building, the preservation of good order thereon, and the relief of any financial or other burden on Landlord occasioned by the presence of such vendors or the sale by them of personal goods or services to a tenant or its employees. If reasonably necessary for the accomplishment of these purposes, Landlord may exclude a particular vendor entirely or limit the number of vendors who may be present at any one time in the Building. The term "personal goods or services vendors" means persons who periodically enter the Building of which the Premises are a part for the purpose of selling goods or services to a tenant, other than goods or services which are used by a tenant only for the purpose of conducting its business on the Premises. "Personal goods or services" include, but are not limited to, drinking water and other beverages, food, barbering services, and shoeshining services.

3. The sidewalks, halls, passages, elevators and stairways shall not be obstructed by any tenant or used by it for any purpose other than for ingress to and egress from their respective Premises. The halls, passages, entrances, elevators, stairways, balconies, janitorial closets, and roof are not for the use of the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals only for the purpose of conducting its business on the Premises (such as clients, customers, office suppliers and equipment vendors, and the like) unless such persons are engaged in illegal activities. No tenant and no employees of any tenant shall go upon the roof of the Building without the written consent of Landlord.

4. The sashes, sash doors, windows, glass lights, and any lights or skylights that reflect or admit light into the halls or other places of the Building shall not be covered or obstructed. The toilet rooms, water and wash closets and other water apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage, resulting from the violation of this rule shall be borne by the tenant who, or whose clerks, agents, employees, or visitors, shall have caused it.

5. No sign, advertisement or notice visible from the exterior of the Premises or Building shall be


                                          C1
      inscribed, painted or affixed by Tenant on any part of the Building or the Premises without the prior written consent of Landlord. If Landlord shall have given such consent at any time, whether before or after the execution of this Lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of this Lease, and shall be deemed to relate only to the particular sign, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to each and every such sign, advertisement or notice other than the particular sign, advertisement or notice, as the case may be, so consented to by Landlord.

6 In order to maintain the outward professional appearance of the Building, all window coverings to be installed at the Premises shall be subject to Landlord's prior reasonable approval. If Landlord, by a notice in writing to Tenant, shall object to any curtain, blind, shade or screen attached to, or hung in, or used in connection with, any window or door of the Premises, such use of such curtain, blind, shade or screen shall be forthwith discontinued by Tenant. No awnings shall be permitted on any part of the Premises.

7. Tenant shall not do or permit anything to be done in the Premises, or bring or keep anything therein, which shall in any way increase the rate of fire insurance on the Building, or on the property kept therein, or obstruct or interfere with the rights of other tenants, or in any way injure or annoy them; or conflict with the regulations of the Fire Department or the fire laws, or with any insurance policy upon the Building, or any part thereof, or with any rules and ordinances established by the Board of Health or other governmental authority.

8. No safes or other objects larger or heavier than the freight elevators of the Building are limited to carry shall be brought into or installed in the Premises. Landlord shall have the power to prescribe the weight, method of installation and position of such safes or other objects. The moving of safes shall occur only between such hours as may be designated by, and only upon previous notice to, the manager of the Building, and the persons employed to move safes in or out of the Building must be acceptable to Landlord. No freight, furniture or bulky matter of any description shall be received into the Building or carried into the elevators except during hours and in a manner approved by Landlord.

9. Landlord shall clean the Premises as provided in the Lease, and except with the written consent of Landlord, no person or persons other than those approved by Landlord will be permitted to enter the Building for such purpose, but Tenant shall not cause unnecessary labor by reason of Tenant's carelessness and indifference in the preservation of good order and cleanliness.

10. No tenant shall sweep or throw or permit to be swept or thrown from the Premises any dirt or other substance into any of the corridors or halls or elevators, or out of the doors or windows or stairways of the Building, and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be kept in or about the Building. Smoking or carrying lighted cigars or cigarettes in the elevators of the Building is prohibited.

11. Except for the use of microwave ovens and coffee makers for Tenant's personal use, no cooking


                                          C2
      shall be done or permitted by Tenant on the Premises, nor shall the Building be used for lodging.

12. Tenant shall not use or keep in the Building any kerosene, gasoline, or inflammable fluid or any other illuminating material, or use any method of heating other than that supplied by Landlord.

13. If Tenant desires telephone or telegraph connections, Landlord will direct electricians as to where and how the wires are to be introduced. No boring or cutting for wires or other otherwise shall be made without directions from Landlord.

14. Each tenant, upon the termination of its tenancy, shall deliver to Landlord all the keys of offices, rooms and toilet rooms, and security access card/keys which shall have been furnished such tenant or which such tenant shall have had made, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

15. No Tenant shall lay linoleum or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except by a paste, or other material which may easily be removed with water, the use of cement or other similar adhesive materials being expressly prohibited. The method of affixing any such linoleum or other similar floor covering to the floor, as well as the method of affixing carpets or rugs to the Premises shall be subject to reasonable approval by Landlord. The expense of repairing any damage resulting from a violation of this rule shall be borne by Tenant by whom, or by those agents, clerks, employees or visitors, the damage shall have been caused.

16. No furniture, packages or merchandise will be received in the Building or carried up or down in the elevators, except between such Building hours and in such elevators as shall be designated by Landlord.

17. On Saturdays, Sundays and legal holidays, and on other days between the hours of 5:00p.m. and 8:00 a.m. access to the Building or to the halls, corridors, elevators or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the building watchman, if any, in charge and has a pass or is properly identified. Landlord shall in no case be liable for damages for the admission to or exclusion from the Building of any person whom Landlord has the right to exclude under Rule 3 above. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right but shall not be obligated to prevent access to the Building during the continuance of the same by closing the doors or otherwise, for the safety of the tenants and protection of property in the Building.

18. Tenant shall see that the windows and doors of the Premises are closed and securely locked before leaving the Building and Tenant shall exercise extraordinary care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave the Building, and that all electricity, gas or air shall likewise be carefully shut off, so as to prevent waste or damage, and for any default or carelessness Tenant shall make good all injuries sustained by other tenants or occupants of the Building or Landlord.

19. Tenant shall not alter any lock or install a new or additional lock or any bolt on any door of the Premises without prior written consent of Landlord. If Landlord shall give its consent, Tenant shall in each case furnish Landlord with a key for any such lock.


                                          C3

20. Tenant shall not install equipment, such as but not limited to electronic tabulating or computer equipment, requiring electrical or air conditioning service in excess of those to be provided by Landlord under the Lease.

21. No bicycle, or shopping cart, or other vehicle or any animal shall be brought into the Premises or the halls, corridors, elevators or any part of the Building by Tenant.

22. Landlord shall have the right to prohibit the use of the name of the Building or Project or any other publicity by Tenant which in Landlord's opinion tends to impair the reputation of the Building or Project or their desirability for other tenants, and upon written notice from Landlord, Tenant will refrain from or discontinue such publicity.

23. Tenant shall not erect any aerial or antenna on the roof or exterior walls of the Premises, Building, or Project without the prior written consent of Landlord.


                                          C4

TENANT:
NATIONAL RESTAURANT ENTERPRISES, INC. D/B/A AMERIKING

PROPERTY:
ENTERPRISE CENTRE
2215 ENTERPRISE DRIVE, UNIT 1502
WESTCHESTER, ILLINOIS 60154

HISTORY:
ORIGINAL LEASE DATED: NOVEMBER 14, 1994
THIS FIRST AMENDMENT TO LEASE DATED: APRIL 17, 1995

PREMISES RENTABLE SQUARE FOOTAGE: 7,737

TERM OF LEASE: APRIL 1, 1996 TO MAY 31, 1998 (2 YEARS AND 2 MONTHS)

                           FIRST AMENDMENT TO LEASE
                      (PERTAINING TO EXTENSION OF TERM)
                                   BETWEEN
                THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                     AND
                    NATIONAL RESTAURANT ENTERPRISES, INC.
                              (D/B/A/ AMERIKING)

                              TABLE OF CONTENTS

1.01      Incorporation ..............
1.02      Defined Terms ..............
2.01      Amendment of Lease .........
           (a) Term of Lease .........
           (b) Base Rent .............
3.01      Confirmation ...............
3.02      Authorization ..............
3.03      Full Force and Effect  .....
3.04      Conflict ...................
3.05      Broker/Indemnification  ....


                           FIRST AMENDMENT TO LEASE

   THIS FIRST AMENDMENT TO LEASE (this "Amendment") is entered into as of April 17, 1995 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK, with a mailing address c/o MONY Real Estate Investment Management, 1333 Butterfield Road, Suite 400, Downers Grove, Illinois (hereinafter "Landlord"), and NATIONAL RESTAURANT ENTERPRISES, INC. D/B/A AMERIKING, (hereinafter "Tenant")

                                  WITNESSTH:

   WHEREAS, Landlord and Tenant entered into that certain lease agreement captioned "Office Lease" (the "Lease"), pertaining to the 7,737 rentable square foot premises (the "Premises") therein described, being located in the building (the "building") commonly known as 2215 Enterprise Drive, Westchester, Illinois; and

   WHEREAS, Tenant desires, among other things, to extend the term of the lease to May 31, 1998; and

   WHEREAS, Landlord is willing, subject to the terms and provisions hereof to extend the term of the Lease.

   NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

                                  ARTICLE I
                         INCORPORATION/DEFINED TERMS

   1.01 INCORPORATION. The preambles to this Amendment are fully incorporated herein by this reference thereto with the same force and effect as though restated herein.

   1.02 DEFINED TERMS. To the extent not otherwise defined herein to the contrary, all capitalized terms and capitalized phrases used in this Amendment shall have the respective meanings ascribed to them in the Lease.

                                  ARTICLE II
                              AMENDMENT TO LEASE

   2.01 AMENDMENT OF LEASE. The Lease is amended and modified as set forth in this Article II effective as of the date of this Amendment, unless specifically set forth to the contrary herein below contained.

   (A) TERM OF LEASE. The Term of the Lease is amended to extend same from its present scheduled termination date of December 31, 1997 to May 31, 1998.

   (B) BASE RENT. Base Rent under the Lease for the period commencing on April 1, 1996 through and including May 31, 1998 shall be as set forth in the "Base Rent Table" below, and the provisions the Lease shall be read accordingly, including without limitation, the provisions of Section 1 "Base Rent" and "Exhibit B" to the Lease.

REVISED BASE RENT TABLE

                                                  BASE RENT PER  ANNUAL BASE    MONTHLY
           LEASE YEAR             SQUARE FOOTAGE     SQ. FT.        RENT       BASE RENT
- -------------------------------  --------------  -------------  -----------  -----------
April 1, 1996-March 31, 1997  ..      7,737           $7.15        $55,320     $4,610.00
April 1, 1997-December 31, 1997       7,737           $7.30        $56,480     $4,706.67
January 1, 1998-May 31, 1998  ..      7,737           $9.00        $69,633     $5,802.75

                                  ARTICLE IV
                                MISCELLANEOUS

   3.01 CONFIRMATION. The terms and provisions of the Lease as modified hereby are hereby ratified, confirmed and adopted by the parties hereto.

   3.02 AUTHORIZATION. The undersigned individual(s) executing this Amendment do hereby represent and warrant to Landlord that they are each fully empowered and authorized to execute this amendment on behalf of Tenant.

   3.03 FULL FORCE AND EFFECT. Tenant does hereby represent and warrant that the Lease as amended hereby is in full force and effect.

   3.05 CONFLICT. To the extent the terms and provisions of this amendment conflict with the terms and provisions of the Lease and/or previous amendments thereto, the terms and provisions of this Amendment shall control.

   3.05 BROKER/INDEMNIFICATION. Tenant represents that Tenant has directly dealt with and only with CB Commercial Real Estate Group, Inc. (whose commission, if any shall be paid by Landlord pursuant to separate agreement) as broker in connection with this Amendment and agrees to indemnify and hold Landlord harmless from all damages, liability and expense (including reasonable attorneys' fees) arising from any claims or demands of any other broker or brokers or finder for any commission alleged to be due such broker or brokers or finders in connection with its participating in the negotiation with Tenant of this Amendment.

                                    * * *
                           [SIGNATURE PAGE FOLLOWS]
                                    * * *

   IN WITNESS WHEREOF, the parties hereto have executed this amendment as of the date first above written.

LANDLORD:
THE MUTUAL LIFE INSURANCE
 COMPANY OF NEW YORK
BY: /s/ JAMES I CLARK III
    ---------------------------
ITS: VICE PRESIDENT
     --------------------------
NAME: JAMES I CLARK III                        DATED: 5/30/95
      -------------------------                --------------
TENANT:
NATIONAL RESTAURANT ENTERPRISES, INC.,
D/B/A AMERIKING
BY: /s/ WILLIAM C. OSBORN
    ---------------------------
ITS: PRESIDENT
     --------------------------
NAME: WILLIAM C. OSBORN                        DATED: 4/27/95
      -------------------------                --------------







TENANT:   NATIONAL RESTAURANT ENTERPRISES, INC. D/B/A AMERIKING

PROPERTY:
ENTERPRISE OFFICE CENTRE
2215 ENTERPRISE DRIVE
WESTCHESTER, ILLINOIS

SUITE: 1506  SUITES 1502 & 1506

PREMISES RENTABLE SQUARE FOOTAGE:  10,001

TERM OF LEASE: APRIL 1, 1996 TO JUNE 30, 1998 (2 YEARS AND 3 MONTHS)

DATE OF LEASE:  NOVEMBER 14, 1994
DATE OF FIRST AMENDMENT: APRIL 17, 1995
DATE OF THIS SECOND AMENDMENT TO THE LEASE: DECEMBER 6, 1995





                                SECOND AMENDMENT TO LEASE
                      (PERTAINING TO EXPANSION AND EXTENSION OF TERM)

                                         BETWEEN

                        THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

                                           AND

                                NATIONAL ENTERPRISES, INC.
                                      (D/B/A AMERKING)





                                TABLE OF CONTENTS


1.01    Incorporation.................................................1
1.02    Defined Terms.................................................1

2.01    Amendment of Lease............................................1

        (a) Premises..................................................2
        (b) Rentable Area of the Premises.............................2
        (c) Tenant's Proportionate Share..............................2
        (d) Expansion space Base Rent.................................2
        (e) Additional Rent...........................................2
        (f) Definition................................................2
        (g) Extension of Term.........................................2
        (h) Base Rent for Original Leased Premises....................2

3.01    Effective Date................................................3
3.02    Confirmation..................................................3
3.03    Authorization.................................................3
3.04    Limitation....................................................3
3.05    Broker........................................................3

Exhibit A       -       Depiction of Leased Premises (Inclusive of Original
                        Leased Premises and Expansion Space).

Exhibit B       -       Construction Work Letter.

                        SECOND AMENDMENT TO LEASE
                                BETWEEN
                THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                  AND
                    NATIONAL RESTAURANT ENTERPRISES, INC.
                            (D/B/A AMERKING)


        THIS SECOND AMENDMENT TO LEASE (this "Amendment") is entered into as of December 6, 1995 by and between THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK (hereinafter "Landlord") and NATIONAL RESTAURANT ENTERPRISES, INC. D/B/A AMERKING (hereinafter "Tenant)

                                RECITALS:

        A. Landlord and Tenant entered into that certain lease agreement dated November 14, 1994 and captioned "Office Lease" (as amended by that certain instrument captioned First Amendment to Lease dated April 17, 1995, the "Lease") pertaining to the premises therein described consisting of 7,737 rentable square feet (the "Original Leased Premises").

        B. Tenant wishes to: (i) expand the size of the Original Leased Premises by an additional 2,264 rentable square feet (the "Expansion Space" which together with the Original Leased Premises are herein after called the "Premises), so that from and after the "Expansion Space Commencement Date" (hereinafter defined) Tenant shall be leasing 10,001 rentable square feet of space, and (ii) extend the term of the Lease to June 30, 1998.

        C. Landlord is willing to, among other things, increase the size of the Original Leased Premises and extend the term of the Lease, in accordance with and subject to, the terms and provisions of this Amendment.

        NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:


                                ARTICLE I
                        Incorporation/Defined Terms

        1.01 Incorporation. The preambles to this Amendment are fully incorporated herein by this reference thereto with the same force and effect as though restated herein.

        1.02 Defined Terms. To the extent not otherwise defined herein to the contrary, all capitalized terms and phrases used in this Amendment shall have the respective meanings ascribed to them in the Lease.


                                ARTICLE II
                            Amendment of Lease

        2.01 Amendment of Lease. The Lease is amended and modified as set forth in this Article II effective as of this Amendment, unless specifically set forth to the contrary hereinbelow contained.

        (a) Premises. From and after the "Expansion Space Commencement Date" (hereinafter defined), the Original Leased Premises shall include the Expansion Space, which together shall constitute the "Premises " under the Lease. From and after the Expansion Space Commencement Date, Exhibit A to the Lease shall be replaced with Exhibit A attached hereto which is incorporated herein by this reference thereto.

        (b) Rentable Area of the Premises. From and after the Expansion Space Commencement Date, Section 2(a)(iv) of the Lease is amended by deleting the reference therein contained to: "7,737 square feet", and inserting in lieu thereof the following: "10,001 square feet".

        (c) Tenant's Proportionate Share. From and after the Expansion Space Commencement Date, Section 2(a)(v) of the Lease is amended by deleting the reference therein contained to: "5.97%", and inserting in lieu thereof the following: "7.72%.

        (d) Expansion Space Base Rent. From and after the Expansion Space Commencement Date, Base Rent under the Lease for the Expansion Space shall be set forth in the following Expansion Space Base Rent Table for the periods indicated:




EXPANSION SPACE BASE RENT TABLE

LEASE              SQUARE      BASE RENT PER       ANNUAL           MONTHLY
YEAR/PERIOD        FOOTAGE     SQUARE FOOT         BASE RENT       BASE RENT

January 1,1996      2,264          $10.50          $23,772.00        $1,981.00
to May 31, 1996

June 1, 1996 to     2,264          $10.92          $24,722.88        $2,060.24
May 31, 1997

June 1, 1997 to     2,264          $11.36          $25,719.04        $2,143.25
May 31, 1998

June 1, 1998 to     2,264          $11.36          $25,719.04        $2,143.25
June 30, 1998

        (e) Additional Rent. Tenant shall continue to pay Additional Rent as provided under the Lease as amended hereby.

        (f) Definition. For purposes hereof, the Expansion Space Commencement Date shall be January 1, 1996.

        (g) Extension of Term. The term of the Lease is extended to June 30, 1998, and the Lease shall be read accordingly.

        (h) Base Rent for Original Leased Premises. Base Rent under the Lease for the Original Leased



                                      2







Premises for that portion of the term of the Lease consisting of the one (1) month extension of the Term to June 30, 1998 shall be as set forth in the following Original Leased Premises Base Rent Table:

ORIGINAL LEASED PREMISES BASE RENT TABLE:

LEASE          ORIGINAL LEASED  BASE RENT PER      ANNUALIZED      MONTHLY
PERIOD             PREMISES     SQUARE FOOT        BASE RENT       BASE RENT

June 1, 1998 to     7,737          $9.00          $69,633.00        $5,802.75
June 30, 1998

                                ARTICLE III
                               Miscellaneous

        3.01 Effective Date. Except as to those provisions herein specifically stated to the contrary, if any, the terms and provisions of this Amendment are effective as of the date of this Amendment.

        3.02 Confirmation. The terms and provisions of the Lease as modified hereby are hereby, adopted, ratified, and confirmed by the parties hereto.

        3.03 Authorization. The undersigned individual executing the Amendment does hereby represent and warrant to Landlord that he is fully empowered and authorized to execute this Amendment on behalf of Tenant.

        3.04 Limitation. The liability of Landlord under this Amendment, the Lease or any amendment to this Lease, or any instrument or document executed in connection with this Lease, shall be limited to and enforceable solely against the assets of such Landlord constituting an interest in the Building (including, where the Landlord is a trustee of a land trust, the subject matter of the trust) and not other assets of such Landlord. Assets of a Landlord which is a partnership do not include the assets of the partners of such Landlord, and negative capital account of a partner in a partnership which is a Landlord and an obligation of a partner to contribute capital to the partnership which is Landlord shall not be deemed to be assets of the partnership which is Landlord. No directors, officers, employees or shareholders of any corporation which is Landlord shall have any personal liability arising from or in connection with this Lease. At any time during which Landlord is trustee of a land trust, all of the representations, warranties, covenants and conditions to be performed by it under this Lease or any documents or instruments executed in connection with this Lease are undertaken solely as trustee, as aforesaid, and not individually, and no personal liability shall be asserted or be enforceable against it or any of the beneficiaries under said trust agreement by reason of any of the representations, warranties, covenants or conditions contained in this Lease or any documents or instruments executed in connection with this Lease.

        3.05 Broker. Tenant represents that Tenant has directly dealt with and only with Advantage Real Estate Services, Inc. and CB Commercial Real Estate Group, Inc. (whose commission, if any, shall be paid by Landlord pursuant to separate agreement) as broker in connection with this lease and agrees to indemnify and hold Landlord harmless from all damages, liability and expense (including reasonable



                                      3





attorneys' fees) arising from any claims or demands of any other broker or brokers or finders for any commission alleged to be due such broker or brokers or finders in connection with its participating in the negotiation with Tenant of this lease.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.



LANDLORD:
THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK


BY:__________________________________________

ITS:_________________________________________

NAME:________________________________________     DATED: 12/18/95


TENANT:
NATIONAL RESTAURANT ENTERPRISES, INC.
D/B/A AMERIKING

BY:__________________________________________

ITS:_________________________________________

NAME:________________________________________     DATED: 12/18/95







                                     4









                 [CHART]









EXHIBIT A
DEPICTION OF PREMISES

ORIGINAL LEASED PREMISES











                 [CHART]









EXHIBIT A
DEPICTION OF PREMISES

EXPANSION SPACE










                                EXHIBIT B
                         Construction Work Letter

        1.a. Space Plans. Tenant shall cause to be prepared space plans for the Expansion Space.

        b. Working Drawings. Tenant shall cause to be prepared "Working Drawings" based upon the approved space plans. The Working Drawings shall include architectural, mechanical and electrical drawings.

        c. Costs. Tenant shall solicit specific trade costs and provide to Tenant an estimate of cost to complete the "Improvements" ("Cost(s)"). This Cost shall include all items necessary to be expended to perform the Improvements. This Cost may include (however is not limited to) general contractor hard and soft cost, overhead and profit, general conditions, sales tax, permit fees, electrical engineering, mechanical engineering, space planning, architecture and construction management fees.

        d. Tenant's Contractor. Tenant shall use the WELbilt Company in connection with the construction of the improvements.

        2. Allowance. Landlord shall be responsible for no more than Twenty Four Thousand Three Hundred Thirty Eight and No/100th Dollars ($24,338.00) of the Cost for the Expansion Space (the "Allowance"). Tenant shall be solely responsible for all costs for the Improvements which exceed the Allowance. In the event that the Cost are less that the Allowance, any excess of the Allowance over the Costs shall accrue to and for the benefit of Landlord and Tenant shall have no claim to same. Construction management fees shall not be applied against the Allowance.

        3. Representatives. Both Landlord and Tenant shall each identify to the other in writing two individuals who have the responsibility to make changes or decisions as it relates to all items contained in the Work Schedule including without limitation any changes which may cause an increase in Cost of the Improvements or a delay in occupancy.

        4. Supervisory Fee. Landlord shall receive a free equal to five percent (5%) of the Cost to compensate Landlord for its time, cost and expenses to be incurred in inspecting the Tenant Improvement work. The aforesaid fee shall not be payable from the Allowance, nor shall Tenant be responsible for payment of same.

        5. Procedures.

        (a) Deliveries. Prior to commencing any work to the Premises for construction of the Improvements, Tenant shall deliver or cause to be delivered to Landlord for its review the following:

                (i) copies of all contract with contractors, suppliers, engineers or consultants for the design and/or construction of the Improvement and the materials to be utilized in connection therewith; and

                (ii) a statement certified by Tenant disclosing the various contracts entered into, with respect to the Improvement and setting forth the names of contractors, their address, work and material to be furnished, amount of the contracts, amounts paid to date, amounts of current payments, balances due and reconciliation of the cost of the various contracts entered into by the Tenant with the Improvement budget, and

                (iii) a statement certified by the Tenant's general contractor disclosing the various contracts entered into, and/or to be entered into, with respect to the Improvements and setting forth the names of contractors, their addresses, work and materials to be furnished, amount of the contracts, amount paid to date, amount of current payments, balance due and reconciliation of the cost of the various contracts entered into by the general contractor with the Improvement budget.

        (b) Disbursement Procedures. Subject to the provision hereof, Allowance monies shall be disbursed to Tenant within fifteen (15) business days of completion the Improvements and delivery to Landlord of final lien waivers and paid receipts for all work performed and material installed at the Premises. Disbursement of Allowance monies shall be subject to Landlord receiving and approving the following: (i) copies of all licenses and permits necessary for the lawful occupancy of the Premises as improved with the Improvements; (ii) certification from each of the Tenant, and Tenant's architect that the improvements have been substantially completed in accordance with the Working Drawings; (iii) a certification from Landlord's architect, if one is retained by Landlord, that the Improvements have been completed in accordance with the Working Drawings, and (iv) final lien wavers. If Landlord's architect's certification is required by Landlord, Landlord shall cause its architect to inspect the improvements within five (5) days of notice by Tenant to Landlord of the Improvements being substantially completed.

        (c) Punchlist Procedure. At the time that Tenant seeks disbursement of the Allowance monies, Tenant shall schedule with Landlord, Landlord's architect if required by Landlord, and the general contractor, a walk through of the Premises for the purpose of determining unperformed Improvements work and improperly performed Improvement work (the "Punchlist Items"). The Tenant and Landlord shall jointly determine and set forth in writing signed by both Tenant and Landlord the Punchlist Items and the cost and expense of completing same.

        (d) Lien Free Completion. in connection with the Improvements, Tenant shall keep the Premises and the Building free of mechanics liens and the like. If any such liens are created, caused or permitted by Tenant to attach and Tenant fails to pay and remove same within ten (10) days of attachment of same, Landlord, at its election, may pay and satisfy same and in such event the sums so paid by Landlord, with interest from the date of payment at the rate set forth in the Lease for amounts owed Landlord by Tenant, shall be additional rent due and payable by Tenant at once without notice or demand. In the event that any such liens are created, caused or permitted by Tenant to attach, Landlord may, regardless of whether Tenant is or is not default under the Lease, withhold from any disbursed portion of the Allowance an amount equal to on hundred percent 150% of the amount of such lien of liens and all penalties and interest on such lien that may accrue or be payable, or alternatively, Landlord may pay and satisfy same out of any disbursed Allowance monies. Notwithstanding the foregoing provision to the contrary, Tenant shall have the right to contest in good faith and such liens with respect to which it is obligated to remove as above set forth, provided that Tenant: (i) advise Landlord of its intent to contest same, (ii) deposits with Landlord within the ten (10) day period described above, monies, or money equivalents acceptable to Landlord, equal to one hundred percent (150%) of the amount of the lien and all penalties and interest on such lien that may accrue or be payable, and (iii) diligently and in good faith proceeds with the prosecution of same.

TENANT: NATIONAL RESTAURANT ENTERPRISES, INC. D/B/A AMERIKING


PROPERTY:
ENTERPRISE OFFICE CENTRE
SUITE: 1503
2215 ENTERPRISE DRIVE
WESTCHESTER, ILLINOIS

DATE OF LEASE: APRIL 17, 1995

TERM OF LEASE: JUNE 1, 1995 - MAY 31, 1998

RENTABLE SQUARE FOOTAGE: 4,614


                                           OFFICE LEASE

                                              BETWEEN

                            THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

                                                 AND

                                NATIONAL RESTAURANT ENTERPRISES, INC.
                                          (D/B/A AMERIKING)

                                                TENANT

                                TABLE OF CONTENTS
Section                                                       Page

1.    Base Rent                                               1

2.    Additional Rent                                         1

3.    Security Deposit                                        6

4.    Use of Premises                                         6

5.    Services                                                8

6.    Condition and Care of Premises                          9

7.    Return of Premises                                      9

8.    Holding Over                                           10

9.    Rules and Regulations                                  10

10.   Rights Reserved to Landlord                            10

11.   Alterations                                            12

12.   Assignment and Subletting                              13

13.   Waiver of Certain Claims; Indemnity                    15

14.   Damage or Destruction by Casualty                      16

15.   Eminent Domain                                         17

16.   Default: Landlord's Rights and Remedies                17

17.   Subordination                                          19

18.   Mortgagee and Ground Lessor Protection                 20

19.   Default Under Other Leases                             20

20.   Insurance                                              21

21.   Nonwaiver                                              21

22.   Estoppel Certificate                                   22

Section                                                    page


23.   Tenant-Corporation or Partnership                      22

24.   Real Estate Brokers                                    22

25.   Notices                                                23

26.   Miscellaneous                                          23

27.   Delivery of Possession                                 24

28.   Substitution of Premises                               25

29.   Signs                                                  25

30.   Landlord                                               25

31.   Title and Covenant Against Liens                       25

32.   Exculpatory Provisions                                 26



Exhibit A         Description of Premises
Exhibit B   -     Base Rent
Exhibit C   -     Rules and Regulations
Exhibit D   -     Construction Work Letter

                                   OFFICE LEASE
      THIS OFFICE LEASE, made as of April 17, 1993, WITNESSETH: -THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK (herein called "Landlord"), hereby leases to NATIONAL RESTAURANT ENTERPRISES, INC. d/b/a Ameriking (herein called "Tenant"), and Tenant hereby accepts the premises as outlined on the floor plan attached hereto as Exhibit A known as suite 1503 (herein called "Premises") in the building located at 2213 Enterprise Drive, Westchester, Illinois (being one of six buildings, all of which are together called the "Building"), for a term (herein called "Term") of three (3) years commencing (the "Commencement Date") on June 1, 1995 and ending on May 31, 1998, unless sooner terminated as provided herein, paying as rent therefore the sums hereinafter provided, without any setoff, abatement, counterclaim or deduction whatsoever, except as set forth below.

      IN CONSIDERATION THEREOF, THE PARTIES HERETO COVENANT AND AGREE:

      1. Base Rent. Tenant shall pay an annual base rent (herein called "Base Rent") to Landlord for the Premises which Base Rent shall be payable in equal monthly installments (herein called "Monthly Base Rent"), in advance on the first day of each calendar month of the Term in the amounts set forth in, and in accordance with the provisions of, EXHIBIT B, attached hereto and incorporated herein by this reference thereto. If the Term shall begin on any date except the first day, or shall end on any day except the last day of a calendar month, Base Rent shall be payable at a per diem rate based on the then current monthly payment.

      Base Rent, Additional Rent (as hereinafter defined), and all other amounts becoming due from Tenant to Landlord hereunder (herein collectively called the "Rent") shall be paid in lawful money of the United States to Landlord at the office of Landlord, or as otherwise designated from time to time by written notice from Landlord to Tenant. Concurrently with the execution hereof and at Landlord's request, Tenant shall pay Landlord Monthly Base Rent for the first full calendar month of the Term.

      Landlord may authorize Tenant to take possession of all or any part of the Premises prior to the beginning of the Term. If Tenant does take possession pursuant to authority so given, all of the covenants and conditions of this lease shall apply to and shall control such pre-Term occupancy. Rent for such pre-Term occupancy shall be paid upon occupancy and on the first day of each calendar month thereafter at the rate set forth in Sections 1 and 2 hereof. If the Premises are occupied for a fractional month, Rent shall be prorated on a per diem basis for such fractional month. The payment of Rent hereunder is independent of each and every other covenant and agreement contained in this lease.

      2. Additional Rent. In addition to Base Rent, Tenant shall also pay Additional Rent (as hereinafter defined) in accordance with the following provisions:

      (a)   Definitions. As used in this lease,

            (i) "Expenses" shall mean and include all expenses, costs, fees and disbursements paid or incurred by or on behalf of the Landlord for owning, managing, operating, maintaining and repairing the "Real Property" (hereinafter defined) and the personal property used in conjunction therewith (said Real Property and personalty being herein collectively called the "Project"), including (without limitation): the cost of electricity, steam, water, gas, fuel, heating, lighting, air conditioning; window cleaning; insurance, including but not limited to, fire, extended coverage, liability, workmen's compensation, elevator, or any other insurance carried by the Landlord and applicable to the Project; painting; uniforms; management fees; supplies, sundries, sales or use taxes on supplies or services; cost of wages and salaries of all persons engaged in the operation, administration, maintenance and repair of the Project; and fringe benefits, including social security taxes, unemployment insurance taxes, cost for providing coverage for disability benefits, cost of any pensions, hospitalization, welfare or retirement plans, or any other similar or like expenses incurred under the provisions of any collective bargaining agreement, or any other cost or expense which Landlord pays or incurs to provide benefits for employees so engaged in the operation, administration, maintenance and repair of the Project; the charges of any independent contractor who, under contract with the Landlord or its representatives, does any of the work of operating, maintaining or repairing of the Project; legal and accounting expenses, including, but not to be limited to, such expenses as relate to seeking or obtaining reductions in and refunds of real estate taxes; any costs or expenses allocated to the Project under easement agreements, service or operating agreements, declarations, covenants or other instruments providing for sharing of facilities or payment for services; or any other expense or charge, whether or not herein before mentioned, which would be considered as an expense of owning, managing, operating, maintaining or repairing the Project. Expenses shall not include costs or other items included within the meaning of the term "Taxes" (as hereinafter defined), costs of alterations of the premises of tenants of the Building, costs of capital improvements to the Real Property, depreciation charges, interest and principal payments on mortgages, ground rental payments, and real estate brokerage and leasing commissions, except as hereinafter otherwise provided. Notwithstanding anything contained in this clause (i) of Section 2(a) to the contrary,

                        (A) The cost of any capital improvements to the Real
                  Property made after the date of this lease which are intended to reduce Expenses or enhance the safety of the Real Property or which are required under any governmental laws, regulations, or ordinances applicable to the Real Property, whether or not in effect at the date this lease was executed, amortized over such reasonable period as Landlord shall determine, together with interest on the unamortized cost of any such improvement (at the prevailing loan rate available to Landlord on the date the cost of such improvement was incurred) shall be included in Expenses.

                        (B) If the Building is not at least ninety-five percent
                  (95%) occupied by tenants during all or a portion of any year, or if during all or a portion of any year Landlord is not furnishing to any tenant or tenants any particular service, the cost of which, if furnished by Landlord, would be included in Expenses, then Landlord may elect to make an appropriate adjustment for such year of components of Expenses and the amounts thereof which may vary depending upon the occupancy level of the Building or with the number of tenants using the service, such that the amount of such variable components of Expenses which would have been incurred if the Building had been fully occupied during the entire year or Landlord had furnished such service at Landlord's expense to all existing Tenants for the entire year shall be deemed costs and expenses paid or incurred by Landlord and included in Expenses for such year.

      (ii) "Taxes" shall mean real estate taxes, assessments (whether they be general or special), sewer rents, rates and charges, transit taxes, taxes based upon the receipt of rent, and any other federal, state or local governmental charge, general, special, ordinary or extraordinary (but not including income or franchise taxes, capital stock, inheritance, estate, gift, or any other taxes imposed upon or measured by the Landlord's income or profits, unless the same shall be imposed in lieu of real estate taxes or other ad valorem taxes), which may now or hereafter be levied, assessed or imposed against the Building or the land on which the Building is located (the "Land"), or both. The Building and the Land are herein collectively called the "Real Property."

            Notwithstanding anything contained in this clause (ii) of Section 2(a) to the contrary,

                  (A) If at any time during the Term of this lease the method of taxation then prevailing shall be altered so that any new tax, assessment, levy, imposition or charge or any part thereof shall be imposed upon Landlord in place or partly in place of any such Taxes, or contemplated increase therein, and shall be measured by or be based in whole or in part upon the Real Property or the rents or other income therefrom, then all such new taxes, assessments, levies, impositions or charges or part thereof, to the extent that they are so measured or based, shall be included in Taxes levied, assessed or imposed against the Real Property to the extent that such items would be payable if the Real Property were the only property of Landlord subject thereto and the income received by Landlord from the Real Property were the only income of Landlord.

                  (B) Notwithstanding the year with respect to which any such taxes or assessments are levied, (i) in the case of special taxes or assessments which may be payable in installments, the amount of each installment, plus any interest payable thereon, paid during a calendar year shall be included in Taxes for that year and (ii) if any taxes or assessments payable during any calendar year shall be computed with respect to a period in excess of twelve calendar months, then taxes or assessments applicable to the excess period shall be included in Taxes for that year. Except as provided in the preceding sentence, all references to Taxes "for" a particular year shall be deemed to refer to Taxes levied, assessed or imposed for such year without regard to when such Taxes are payable.

                  (C) Taxes shall also include any personal property taxes
            (attributable to the calendar year in which paid) imposed upon the furniture, fixtures, machinery, equipment, apparatus, systems and appurtenances used in connection with the Real Property or Project or the operation thereof.

                  (D) If the Building is not at least ninety-five percent
            (95%) occupied by tenants during all or a portion of any year, then Landlord may elect to make an appropriate adjustment for such year of components of Taxes which may vary depending upon the occupancy level of the Building such that the amount of such Taxes which would have been incurred if the Building had been fully occupied during the entire year shall also be deemed taxes levied or assessed against the Real Property and included in Taxes for such year.

      (iii) "Rentable Area of the Building" shall be deemed to be 129,600 square feet. If, during the Term of this lease, the actual Rentable Area of the Building is increased or decreased as a result of adding space to the Building or removing space from the Building, Landlord may change the Rentable Area of the Building and Tenant's Proportionate Share by written notice to Tenant.
            (iv) "Rentable Area of the Premises" shall be deemed to be 4,614 square feet.

            (v) "Tenant's Proportionate Share" shall mean 3.56% which is the percentage obtained by dividing the Rentable Area of the Premises by the Rentable Area of the Building.

            (vi) "Additional Rent" shall mean Tenant's Proportionate Share of Taxes and Expenses.

      (b) Computation of Additional Rent. Tenant shall pay Tenant's Proportionate Share of Taxes and Expenses.

      (c) Payments of Additional Rent; Projections. Tenant shall make payments on account of its Additional Rent with respect to each year effective as of the first day of each calendar year (the "Adjustment Date") with respect to each such year as follows:

            (i) Landlord may, prior to each Adjustment Date or from time to time during the year, deliver to Tenant a written notice or notices ("Projection Notice") setting forth (A) Landlord's reasonable estimates, forecasts or projections (collectively, the "Projections") of Taxes and Expenses with respect to such year, and (B) Tenant's Proportionate Share of Taxes and Expenses with respect to such year based upon the Projections.

            (ii) Until such time as Landlord furnishes a Projection Notice with respect to any year, Tenant shall pay to Landlord a monthly installment of Additional Rent (at the time of and together with each payment of Monthly Base Rent) equal to the latest monthly installment of Additional Rent. On or before the first day of the next calendar month following Landlord's service of a Projection Notice, and on or before the first day of each month thereafter, Tenant shall pay to Landlord one-twelfth (1/12) of Tenant's Proportionate Share of Taxes and Expenses shown in the Projection Notice. Within fifteen (15) days following Landlord's Service of a Projection Notice, Tenant shall also pay Landlord a lump sum equal to the monthly Tenant's Proportionate Share of Taxes and Expenses shown in the Projection Notice for January to and including the month(s) in which the Projection Notice was sent (the "Gap Period") less the sum of any previous payments of

                  Additional Rent made during such Gap Period.

      (d)   Readjustments/Audit.

      At any time and from time to time following the end of each year (and after Landlord shall have determined the actual amounts of Taxes and Expenses to be used in calculating Tenant's Proportionate Share of Taxes and Expenses with respect to such year) if the actual Tenant's Proportionate Share of Taxes and Expenses owed for such year exceeds the Additional Rent paid by Tenant during such year, then Tenant shall, within thirty (30) days after the date of Landlord's statement, pay to Landlord an amount equal to such excess (provided, however, if such excess is equal to or greater than two (2) months of Additional Rent, Tenant shall, within sixty (60) days after the date of Landlord's statement as opposed to the aforesaid thirty (30) days) pay to Landlord an amount equal to such excess. In connection therewith, Landlord shall prepare and deliver to Tenant a detailed report (the "Report") of Taxes and Expenses. Landlord shall use its reasonable efforts to deliver the Report to Tenant within ninety (90) days following the end of each calendar year. Tenant shall have ninety (90) days following its receipt of the Report to advise Landlord of any disagreement Tenant may have with respect to the provisions thereof. If Tenant fails to respond within said ninety (90) day period, Tenant shall be deemed to have agreed to the determination of Landlord and the provisions of the Report. In the event that Tenant disagrees with the provisions of the Report and timely advises Landlord of same, Tenant shall have the right at its sole cost and expense to audit Taxes and Expenses, and in connection with such audit Landlord shall make available, following the reasonable request of Tenant, such information as to Taxes and Expenses as will allow Tenant to conclude its audit. Any disagreement of Tenant in connection with the Report shall not relieve Tenant of its obligation to pay contained in the first sentence of this paragraph (d) of Section 2, or otherwise relieve Tenant of its obligation to pay Additional Rent in the manner and at the times in this Section 2 provided. Provided, however, any actual overpayment by Tenant shall be applied by Landlord as provided in the sentence immediately following. If the Additional Rent paid by Tenant during such year exceeds the actual Tenant's Proportionate Share of Taxes and Expenses owed for such year, then Landlord shall credit such excess to Rent payable after the date of Landlord's statement until such excess has been exhausted. If this lease shall expire prior to full application of such excess, Landlord shall pay to Tenant the balance thereof not theretofore applied against Rent and not reasonably required for payment of Additional Rent for the year in which the lease expires. No interest or penalties shall accrue on any amounts which Landlord is obligated to credit or pay to Tenant by reason of this Section 2(d).

      (e)   Proration and Survival.

      With respect to any year which does not fall entirely within the Term, Tenant shall be obligated to pay as Additional Rent for such year only a pro rata share of Additional Rent as hereinabove determined, based upon the number of days of the Term falling within the year. Following expiration or termination of this lease, Tenant shall pay any Additional Rent due to the Landlord within fifteen (15) days after the date of Landlord's statement sent to Tenant. Without limitation on other obligations of Tenant which shall survive the expiration or termination of this lease, the obligations of Tenant to pay Additional Rent provided for in this Section 2 shall survive the expiration or termination of this lease.

      (f)   No Decrease In Base Rent.

      In no event shall any Additional Rent result in a decrease of the Base Rent payable hereunder as set forth in Section 1 hereof.

      3. Security Deposit. Tenant has deposited with Landlord the sum of $12,111.75 as security for the full and faithful performance of every provision of this lease to be performed by Tenant. If Tenant defaults with respect to any provision of this lease, including, but not limited to, the provisions relating to the payment of Rent, Landlord may use, apply or retain all or any part of this security deposit for the payment of any Rent and any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is to be used or applied, Tenant shall within five (5) days after written demand therefor deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this lease. Tenant may not elect to apply any portion of the security deposit toward the payment of Rent or other charges payable by Tenant under this lease. Landlord shall not be required to keep this security deposit separate from its general funds and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or at Landlord's option to the last assignee of Tenant's interest hereunder) within thirty (30) days after the expiration of the lease Term and Tenant's vacation of the Premises. Tenant hereby agrees not to look to any mortgagee as mortgagee, mortgage in possession, or successor in title to the Building for accountability for any security deposit required by the Landlord hereunder, unless said sums have actually been received by said mortgagee or successor in title as security for the Tenant's performance of this lease. In connection with a purchase of the Building, the security deposit shall be deemed to have been actually received by the purchaser to the extent same received a credit therefor on any so called "closing" statement or the like. The Landlord may deliver the funds deposited hereunder by Tenant to the purchaser of Landlord's interest in the Building, in the event that such interest is sold, or credit same on any closing statement, and thereupon Landlord shall be discharged from any further liability with respect to such security deposit.

      4. Use of Premises. Tenant shall use and occupy the Premises for general office purposes, and for no other use or purpose. Tenant shall not use or occupy the Premises or permit the use or occupancy of the Premises for any purpose or in any manner which (i) is unlawful or in violation of any applicable legal or governmental requirement, ordinance or rule; (ii) may be dangerous to persons or property; (iii) may invalidate or increase the amount of premiums for any policy of insurance affecting the Project, and if any additional amounts of insurance premiums are so incurred, Tenant shall pay to Landlord the additional amounts on demand; or (iv) may create a nuisance, disturb any other tenant of the Building or injure the reputation of the Building.

      Tenant shall not cause or permit any Hazardous Material (as defined below) to be brought upon, kept, or used in or about the Premises or the Project by Tenant, its agents, employees, contractors, or invitees, without the prior written consent of Landlord (which Landlord shall not unreasonably withhold as long as Tenant demonstrates to Landlord's reasonable satisfaction that such Hazardous Material is necessary or useful to Tenant's business and will at all times be used, kept, stored and disposed of in a manner that complies at all times with all laws regulating any such Hazardous Material so brought upon or used or kept in or about the Premises and/or the Project and such storage will not create an undue risk to other tenants of the Building, giving consideration to the nature of the Building). If Tenant breaches the obligations stated in the preceding sentence, or if the presence of Hazardous Material on the Premises or the Project caused or permitted by Tenant results in contamination of the Premises or the Project, or if contamination of the Premises or the Project, by Hazardous Material otherwise occurs for which Tenant is legally liable to Landlord for damage resulting therefrom, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities, or losses (including, without limitation, diminution in value of the Premises or the Project, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises or the Project, damages arising from any adverse impact on marketing of space in the Building, and sums paid in settlement of claims, attorneys fees, consultant fees and expert fees) which arise during or after the term of this Lease as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state, or local governmental agency or political subdivision because of Hazardous Material present in, on, or about the Premises or the Project or in the soil or ground water on or under the Premises or the Project. Without limiting the foregoing, if the presence of any Hazardous Material in, on or about the Premises or the Project caused or permitted by Tenant results in any contamination of the Premises or the Project, Tenant shall promptly take all actions at its sole expense as are necessary to return the Premises or the Project to the condition existing prior to the introduction of any such Hazardous Material thereto; provided that Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material (as determined by Landlord) adverse long-term or short-term effect on the Premises or the Project or exposes Landlord to any liability therefor and such actions are undertaken in accordance with all applicable laws, rules and regulations and accepted industry practices.

        "Hazardous Material" is used in this Lease in its broadest sense and shall mean any asbestos, petroleum based products, pesticides, paints and solvents, polychlorinated biphenyl, lead, cyanide, DDT, acids, ammonium compounds and other chemical products and any substance or material defined or designated as hazardous or toxic substance, or other similar term, by any federal, state or local environmental statute, regulation, or ordinance affecting the Premises or the Project presently in effect or that may be promulgated in the future, as such statutes, regulations and ordinances may be amended from time to time, including but not limited to the statutes listed below:

        Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et seq.

        Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 40 U.S.C. Section 1801 et seq.

        Clean Air Act, 42 U.S.C. Sections 7401-7626.

        Water Pollution Control Act (Clean Water Act of 1977), 33 U.S.C.
        Section 1251 et seq.

        Insecticide, Fungicide, and Rodenticide Act (Pesticide Act of 1987), 7 U.S.C. Section 135 et seq.

        Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.

        Safe Drinking Water Act, 42 U.S.C. Section 300(f) et seq.

      National Environmental Policy Act (NEPA) 42 U.S.C. Section 4321 et seq.

      Refuse Act of 1899, 33 U.S.C. Section 407 et seq.

      5. Services. The Landlord shall furnish the following services, which shall all be deemed Expenses (except to the extent to be paid entirely by Tenant, as hereinafter provided):

      (a) Heat and air conditioning. The Premises is separately thermostated, and Tenant shall be responsible for the regulation of heating and air conditioning in the Premises.

      (b) Electricity and gas to the Premises and the building in which the Premises is located to meters furnished by the local utility companies. Tenant shall make all arrangements with the local utility companies to obtain service at Tenant's sole cost and expense, and no such disconnection of gas or electricity service shall result in any liability of Landlord to Tenant or be deemed to be an eviction or a disturbance of Tenant's use of the Premises.

      (c) Janitor service in and about that portion of the Premises to be used for general office purposes, Saturdays, Sundays and holidays excepted, in accordance with other buildings of the same class located in the Westchester, Illinois area. Tenant shall not provide any other janitor services or cleaning.

      (d) Cold water for drinking, lavatory and toilet purposes and hot water for lavatory purposes, in restrooms at locations designated by Landlord, in common with other tenants of the Building. Tenant shall pay Landlord Additional Rent at rates fixed by Landlord for water furnished for sinks or restrooms with in the Premises or for any other purpose. Tenant shall not waste or permit the waste of water.

      (e) Landlord shall not be obligated to furnish any services other than those services specified or to furnish such services at times other than as specified. If Landlord agrees to provide extra or additional services, Tenant shall, for such extra or additional services, pay 110% of Landlord's actual cost reasonably incurred in providing them, except that after-hours heating and air conditioning shall be at Landlord's scheduled rate charges for such services, such amount to be considered Additional Rent hereunder. All charges for such extra or additional services shall be due and payable at the same time as the installment of Base Rent with which they are billed, or if billed separately, shall be due and payable within ten (10) days after such billing. Any such billings for extra or additional services shall include an itemization of the extra or additional services rendered, and the charge for each such service.

      Failure by Tenant to promptly pay Landlord's proper charges for water, electricity or other services shall give Landlord, upon not less than thirty
(30) days' notice, the right to discontinue furnishing the services, and no such discontinuance shall be deemed an eviction or disturbance of Tenant's use of the Premises or render Landlord liable for damages or relieve Tenant from performance of Tenant's obligations under this lease.

      Tenant agrees that Landlord and its agents shall not be liable in damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service or failure to perform or delay in performing any other obligation required to be performed by Landlord under this lease or by operation of law, when such failure or delay is occasioned, in whole or in part, by repairs, renewals or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building after reasonable effort so to do, by any accident or casualty whatsoever, by the act or default of Tenant or other parties, or by any cause beyond the reasonable control of Landlord; and such failures or delays, or the nonexistence of any utility, whether occasioned by Landlord or some third party, shall never be deemed to constitute an eviction or disturbance of the Tenant's use and possession of the Premises or relieve the Tenant from paying Rent or performing any of its obligations under this lease.

      Tenant agrees to cooperate fully, at all times, with Landlord in abiding by all reasonable regulations and requirements which Landlord may prescribe for the proper functioning and protection of all utilities and services reasonably necessary for the operation of the Premises and the Building. Landlord, throughout the term of this lease, shall have free access to any and all mechanical installations, and Tenant agrees that there shall be no construction or partitions or other obstructions which might interfere with the moving of the servicing equipment of Landlord to or from the enclosures containing said installations. Tenant further agrees that neither Tenant nor its servants, employees, agents, visitors, licensees or contractors shall at any time tamper with, adjust or otherwise in any manner affect Landlord's mechanical installations.

      6. Condition and Care of Premises. Tenant's taking possession of the Premises or any portion thereof shall be conclusive evidence against Tenant that the portion of the Premises taken possession of was then in good order and satisfactory condition. Tenant is taking possession of the Premises in its "as is" condition. No promises of the Landlord to alter, remodel, improve, repair, decorate or clean the Premises or any part thereof have been made, and no representation respecting the condition of the Premises, the Building or the Land, has been made to Tenant by or on behalf of Landlord. Tenant agrees that blinds, shades, drapes or other forms of window coverings and treatments shall not be placed in, on or about the outside windows in the Premises, except to the extent that the character, shape, color, material and make thereof is expressly approved by the Landlord. This lease does not grant any rights to light or air over or about the property of Landlord. Except for any damage resulting from any act of Landlord or its employees and agents, and subject to the provisions of Section 14 hereof, Tenant shall at its own expense keep the Premises in good repair and tenantable condition and shall promptly and adequately repair all damage to the Premises caused by Tenant or any of its employees, agents or invitees, including replacing or repairing all damaged or broken glass, fixtures and appurtenances resulting from any such damage, under the supervision and with the approval of Landlord and within any reasonable period of time specified by Landlord. If Tenant does not do so promptly and adequately, Landlord may, but need not, make such repairs and replacements and Tenant shall pay Landlord the cost thereof on demand.

      7. Return of Premises. At the termination of this lease by lapse of time or otherwise or upon termination of Tenant's right of possession without terminating this lease, Tenant shall surrender possession of the Premises to Landlord and deliver all keys to the Premises to Landlord and make known to the Landlord the combination of all locks of vaults then remaining in the Premises, and shall (subject to the following paragraph) return the Premises and all equipment and fixtures of the Landlord therein to Landlord in as good condition as when Tenant originally took possession, ordinary wear, loss or damage by fire or other insured casualty, damage resulting from the act of Landlord or its employees and agents, and alterations made with Landlord's consent excepted, failing which Landlord may restore the Premises and such equipment and fixtures to such condition and Tenant shall pay the cost thereof to Landlord on demand.

      All installations, additions, partitions, hardware, light fixtures, non-trade fixtures and improvements, temporary or permanent, except movable furniture and equipment belonging to Tenant, in or upon the Premises, whether placed there by Tenant or Landlord, shall be Landlord's property and shall remain upon the Premises, all without compensation, allowance or credit to Tenant; provided, however, that if prior to such termination or within ten (10) days thereafter Landlord so directs by notice, Tenant, at Tenant's sole cost and expense, shall promptly remove such of the installations, additions, partitions, hardware, light fixtures, non-trade fixtures and improvements placed in the Premises by Tenant as designated in such notice and repair any damage to the Premises caused by such removal, failing which Landlord may remove the same and repair the Premises and Tenant shall pay the cost thereof to Landlord on demand.

      Tenant shall leave in place any floor covering without compensation to Tenant. Tenant shall also remove Tenant's furniture, machinery, safes, trade fixtures and other items of movable personal property of every kind and description from the Premises prior to the end of the Term or ten (10) days following termination of this lease or Tenant's right of possession, whichever might be earlier, failing which Landlord may do so and thereupon the provisions of Section 16(c) shall apply.

      All obligations of Tenant hereunder shall survive the expiration of the Term or sooner termination of this lease.

      8. Holding Over. The Tenant shall pay Landlord for each day Tenant retains possession of the Premises or any part thereof after termination of this lease, by lapse of time or otherwise, an amount which is 1.75 times the amount of Rent for a day (computed on a year of 360 days) based on the annual rate of Base Rent and Additional Rent applicable under Sections 1 and 2 to the period in which such possession occurs (and if such possession occurs following the full Term of this lease, 1.75 times the annual Base Rent and Additional Rent applicable in the last year of this lease), and Tenant shall also pay all damages, consequential as well as direct, sustained by Landlord by reason of such retention. Nothing in this Section contained, however, shall be construed or operate as a waiver of Landlord's right of re-entry or any other right of Landlord.

      9. Rules and Regulations. Tenant agrees to observe the rights reserved to Landlord contained in Section 10 hereof and agrees, for itself, its employees, agents, clients, customers, invitees and guests, to comply with the rules and regulations set forth in Exhibit C attached to this lease and by this reference incorporated herein and such other rules and regulations as shall be adopted by Landlord pursuant to Section 10(m) of this lease.

      Any violation by Tenant of any of the rules and regulations contained in EXHIBIT C attached to this lease or other Section of this lease, or as may hereafter be adopted by Landlord pursuant to Section 10(m) of this lease, may be restrained; but whether or not so restrained, Tenant acknowledges and agrees that it shall be and remain liable for all damages, loss, costs and expense resulting from any violation by the Tenant of any of said rules and regulations. Nothing in this lease contained shall be construed to impose upon Landlord any duty or obligation to enforce said rules and regulations, or the terms, covenants and conditions of any other lease against any other tenant or any other persons, and Landlord and its beneficiaries shall not be liable to Tenant for violation of the same by any other tenant, its employees, agents, invitees, or by any other person.

      10. Rights Reserved to Landlord. Landlord reserves the following rights, exercisable without notice and without liability to Tenant for damage or injury to property, person or business and without effecting an eviction or disturbance of Tenant's use or possession or giving rise to any claim for setoff or abatement of rent or affecting any of Tenant's obligations under this lease:

      (a)   To change the name or street address of the Building.

      (b) To install and maintain signs on the exterior and interior of the Building, and to prescribe the location and style of the suite number and identification sign or lettering for the Premises occupied by the Tenant.

      (c) To designate the character, shape, color, material and make of all window coverings and treatments on all outside windows in the Premises.

      (d) To retain at all times, and to use in appropriate instances, pass keys to the Premises.

      (e) To grant to anyone the right to conduct any business or render any service in the Building, whether or not it is the same as or similar to the use expressly permitted to Tenant by Section 4.

      (f)   To exhibit the Premises at reasonable hours.

      (g) To decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy at any time after Tenant vacates or abandons the Premises.

      (h) To have access for Landlord and other tenants or occupants of the Building to all mail receptacles according to the rules of the United States Postal Service.

      (i) To enter the Premises at reasonable hours for reasonable purposes, including the posting of notices of nonresponsibility, inspection and supplying janitor service or other services to be provided to Tenant hereunder.

      (j) To require all persons entering or leaving the Building during such hours as Landlord may from time to time reasonably determine to identify themselves to security personnel by registration or otherwise, and to establish their right to enter or leave. Landlord shall not be liable in damages for any error with respect to admission to or eviction or exclusion from the Building of any person. In case of fire, invasion, insurrection, mob, riot, civil disorder, public excitement or other commotion, or threat thereof, Landlord reserves the right to limit or prevent access to the Building during the continuance of the same, shut down elevator service, activate elevator emergency controls, or otherwise take such action or preventive measures deemed necessary by Landlord for the safety of the tenants or other occupants of the Building or the protection of the Building and the property in the Building. Tenant agrees to cooperate in any reasonable safety program developed by Landlord.

      (k)   To control and prevent access to common areas and other areas.

      (l) Provided that reasonable access to the Premises shall be maintained and the business of Tenant shall not be interfered with unreasonably, to relocate, enlarge, reduce or change corridors, exits, entrances in or to the Building and to decorate and to make repairs, alterations, additions and improvements, structural or otherwise, in or to the Building or any part thereof, and any adjacent building, land, street or alley, including for the purpose of connection with or entrance into or use of the Building in conjunction with any adjoining or adjacent building or buildings, now existing or hereafter constructed, and may for such purposes erect scaffolding and other structures reasonably required by the character of the work to be performed, and during such operations may enter upon the Premises and take into and upon or through any part of the Building, including the Premises, all materials that may be required to make such repairs, alterations, improvements, or additions, and in that connection Landlord may temporarily close public entry ways, other public spaces, stairways or corridors and interrupt or temporarily suspend any services or facilities agreed to be furnished by Landlord, all without the same constituting an eviction of Tenant in whole or in part and without abatement of rent by reason of loss or interruption of the business of Tenant or otherwise and without in any manner rendering Landlord liable for damages or relieving Tenant from performance of Tenant's obligation under this lease; Landlord may at its option make any repairs, alterations, improvements and additions in and about the Building and the Premises during ordinary business hours and, if Tenant desires to have such work done during other than business hours, Tenant shall pay all overtime and additional expenses resulting therefrom.

      (m) From time to time to make and adopt such reasonable rules and regulations, in addition to or other than or by way of amendment or modification of the rules and regulations contained in Exhibit C attached to this lease or other Sections of this lease, for the protection and welfare of the Building and its tenants and occupants, as the Landlord may determine, and the Tenant agrees to abide by all such rules and regulations.

      11.   Alterations:


      (a) Without Landlord's prior written consent, Tenant shall not make or cause to be made any decorating, exterior, structural, electrical, plumbing, ventilation, air conditioning or other type of alterations, improvements, additions, changes or repairs in or to the Premises or the Building. As a condition to granting its consent, Landlord may impose reasonable requirements in addition to any set forth in this lease, including, without limitation, requirements as to the manner and time for the performance of any such work and the type and amount of insurance and bonds Tenant must acquire and maintain in connection therewith. In addition, at Landlord's option, Landlord shall have the right: to approve the contractors or mechanics performing the work; to approve all plans and specifications relating to the work; to review the work of Tenant's architects, engineers, contractors or mechanics and to control any construction or other activities being undertaken within the Building, with Landlord to be reimbursed on demand of same for any costs incurred in connection with such review or control; and to require correction of the work in instances in which materials or workmanship is defective or not in accordance with plans or specifications previously approved by Landlord. Landlord's approval of any plans and specifications shall create no responsibility on the part of Landlord for the completeness, design, sufficiency or compliance with all laws, ordinances, regulations, rules and requirements of governmental entities having jurisdiction. Tenant shall deliver to Landlord for Landlord's files, at Tenant's sole cost and expense, complete copies of all final working drawings and plans and specifications. Except as expressly provided herein, all alterations, improvements, additions, changes or repairs shall be provided by and paid for by Tenant at its sole expense, but shall become the property of Landlord and shall be surrendered with the Premises upon termination of this lease; provided, however, that Landlord may, by written notice to Tenant as provided in Section 7 of this lease, require Tenant, at Tenant's sole cost and expense, to remove any or all improvements, alterations, additions or fixtures installed or made by Tenant on or to the Premises and to repair any damages to the Premises caused by such removal.

      (b) All work in connection with any alterations, improvements, changes, additions or repairs in the Premises or the Building made by or for the benefit of Tenant shall be performed in full compliance with all laws, ordinances, regulations, rules and requirements of all governmental entities having jurisdiction and in full compliance with all insurance rules, orders, directions, regulations and requirements. If there is now or if there shall be installed in the Building a sprinkler system, and if any fire rating bureau or any similar body having jurisdiction or any governmental authority having jurisdiction requires or recommends that any changes, modifications, alterations, additional sprinkler heads or other equipment be made or supplied by reason of Tenant's business or the improvements it has added or the location of partitions, trade fixtures or other contents of the Premises, or if any such changes, modifications, alterations, additions or other equipment become necessary to prevent imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said bureau or by any fire insurance company, Tenant shall, at its own cost, promptly make and supply all such changes, modifications, alterations, additional sprinkler heads or other equipment.

      (c) Before work is commenced as provided in this Section 11, Tenant shall give Landlord at least fifteen (15) days' written notice. Landlord shall be entitled to enter the Premises during regular hours to post a notice of non-responsibility. Tenant shall secure, at Tenant's own cost, payment and performance bonds, satisfactory to Landlord, for said work, and during the progress of the work, Tenant shall at its sole cost and expense, upon Landlord's request, furnish Landlord with sworn contractor's statements and lien waivers covering all work theretofore performed, together with such endorsements to Landlord's title insurance policy as Landlord may require. Any mechanic's liens for work claimed to have been performed for, or materials claimed to have been furnished to, Landlord or Tenant shall be discharged by Tenant, at Tenant's sole expense as provided in Section 31. Tenant agrees to indemnify, hold harmless and defend Landlord from any loss, cost, damage or expense, including attorney's fees, arising out of any such lien claim or out of any other claim relating to work done or materials supplied to the Premises at Tenant's request or on Tenant's behalf.

      12.   Assignment and Subletting.

      (a) Tenant shall not (i) assign, transfer, mortgage, pledge, hypothecate or encumber or subject to or permit to exist upon or be subjected to any lien or charge, this lease or any interest under it, (ii) allow to exist or occur any transfer of or lien upon this lease or the Tenant's interest herein by operation of law, (iii) sublet the Premises or any part thereof, or (iv) permit the use or occupancy of the Premises or any part thereof for any purpose not provided for under Section 4 of this lease or by anyone other than the Tenant and Tenant's employees. If consent to any of the foregoing is requested by Tenant, Landlord has the absolute right to withhold its consent without giving any reason whatsoever. In no event shall this lease be assigned or assignable by voluntary or involuntary bankruptcy proceedings or otherwise, and in no event shall this lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings.

      (b) Tenant shall, by notice in writing, advise Landlord of its intention from, on and after a stated date (which shall not be less than sixty (60) days after the date of Tenant's notice) to assign this lease or sublet any part or all of the Premises for the balance or any part of the Term, and, in such event, Landlord shall have the right, to be exercised by giving written notice to Tenant within thirty (30) days after receipt of Tenant's notice, to recapture the space described in Tenant's notice and such recapture notice shall, if given, terminate this lease with respect to the space therein described as of the date stated in Tenant's notice. Tenant's notice shall state the name and address of the proposed subtenant or assignee and a true and complete copy of the proposed sublease or assignment shall be delivered to Landlord with said notice. If Tenant's notice shall cover all of the space hereby demised, and if Landlord shall give the aforesaid recapture notice with respect thereto, the Term of this lease shall expire and end on the date stated in Tenant's notice as fully and completely as if that date had been herein definitely fixed for the expiration of the Term. If, however, this lease be terminated pursuant to the foregoing with respect to less than the entire Premises, the Rent and the Tenant's Proportionate Share as defined herein shall be adjusted by Landlord on the basis of the number of rentable square feet retained by Tenant, and this lease as so amended shall continue thereafter in full force and effect. If Landlord, upon receiving Tenant's notice with respect to any such space, shall not exercise its right to terminate as aforesaid, Landlord will not unreasonably withhold its consent to Tenant's assignment or subletting the space covered by its notice; provided, however, that in addition to other circumstances under which Landlord's consent may be withheld (whether similar or dissimilar to the following reasons), Tenant agrees that the withholding by Landlord of its consent to Tenant's assignment or subletting the space covered by its notice will not be deemed "unreasonable" if (i) the proposed assignee or subtenant is disreputable or otherwise not in keeping with the nature or class of tenants in the Building, (ii) the proposed assignee or subtenant is not sufficiently financially responsible, or in Landlord's reasonable opinion will not in the future be sufficiently financially responsible, to perform its obligations under the lease or its sublease, (iii) the use of the Premises by the proposed assignee or subtenant would, in Landlord's reasonable judgment, significantly increase the pedestrian traffic in and out of the Building or would require Landlord to perform any alterations to the Building to comply with applicable building code requirements or other laws, (iv) there is in existence at the time of such notice any sublease of the Premises or prior assignments of this lease, (v) there is at the time of such notice, any uncured default by Tenant pursuant to this Lease; or, (vi) at the time of such notice, Tenant is not in occupancy of the Premises.

      (c) Tenant agrees that all advertising by Tenant or on Tenant's behalf with respect to the leasing of space in the Building must be approved in writing by Landlord prior to publication.

      (d) If Tenant, having first obtained Landlord's consent in accordance with the foregoing provision of this Section, shall assign this lease or sublet the Premises, or any part thereof, at a rental or for other monetary consideration in excess of the Rent or pro rata portion thereof due and payable by Tenant under this lease, then Tenant shall pay to Landlord, as additional rent (1) on the first day of each month during the term of any sublease, one-half (1/2) of the excess of all rent and other consideration due from the subtenant for such month over the Rent then payable to Landlord pursuant to the provisions of this lease for said month (or if only a portion of the Premises is being sublet, the excess of all rent and other consideration due from the subtenant for such month over the portion of the Rent then payable to Landlord pursuant to the provisions of this lease for said month which is allocable on a square footage basis to the space sublet) and (2) immediately upon receipt thereof, one-half (1/2) of any other rent or consideration received by Tenant from such assignment or subletting.

      (e) If Tenant is a corporation, (other than a corporation whose stock is traded through a national or regional exchange or over-the-counter), any transaction or series of transactions (including, without limitation, any dissolution, merger, consolidation or other reorganization of Tenant, or any issuance, sale, gift, transfer or redemption of any capital stock of Tenant, whether voluntary, involuntary or by operation of law, or any combination of any of the foregoing transactions) resulting in the transfer of control of Tenant, other than by reason of death, shall be deemed to be transfer of Tenant's interest under this lease for the purpose of Section 12(a). If Tenant is a partnership, any transaction or series of transactions (including, without limitation, any withdrawal or admittance of a partner or any change in any partner's interest in Tenant, whether voluntary, involuntary or by operation of law, or any combination of any of the foregoing transactions) resulting in the transfer of control of Tenant, other than by reason of death, shall be deemed to be a transfer of Tenant's interest under this lease for the purposes of Section 12(a). The term "control" as used in this Section 12(e) means the power to directly or indirectly direct or cause the direction of the management or policies of Tenant. If Tenant is a corporation, a change or series of changes in ownership of stock which would result in direct or indirect change in ownership by the stockholders or an affiliated group of stockholders of less than fifty percent (50%) of the outstanding stock as of the date of the execution and delivery of this lease or which are effected through a recognized stock exchange to stockholders not acting in concert to obtain control shall not be considered a change of control.

      (f) Notwithstanding the foregoing provisions of this section, Landlord shall not withhold its consent to a sublet of the Premises (or portion thereof) or an assignment of Tenant's interest in this lease to a "Permitted Transferee" (hereinafter defined) provided: (A) the "use" of the Premises will be the same as that of Tenant and in conformance with the terms and provisions of this lease regarding the permitted use of the Premises, and in conformance with all other terms and provisions of this lease, (B) Tenant is not in default of any of the terms and provisions of this lease, and (C) the assignee's or sublessee's net worth at the time of the assignment or sublet, as applicable, is equal to or greater than the greater of: (a) the net worth of Tenant as of the date of this lease, and (b) the net worth of Tenant as of the date of the assignment or sublet. For purposes of this paragraph the term Permitted Transferee shall mean: (i) a parent or wholly owned subsidiary, of Tenant, (ii) any entity controlled by Tenant (fifty one percent (51%) of all of the issued and outstanding voting stock of such entity shall be deemed control for purposes of this clause (ii)), (iii) any entity resulting from a merger or consolidation of Tenant with another corporation or other corporations (regardless of which corporation is the surviving corporation), and (iv) any entity to which all or substantially all of Tenant's assets or stock are transferred. The provisions of this paragraph are further conditioned upon at least thirty (30) days prior written notice to Landlord of the proposed assignment of Tenant's interest in this lease or sublet of the Premises to a Permitted Transferee. Notwithstanding the forgoing provisions to the contrary, Landlord reserves the right, without release of Tenant, to require any assignee of Tenant's interest in this lease and/or any sublessee of the Premises or any portion thereof, to assume in writing delivered to Landlord in advance of any assignment or subletting and for Landlord's benefit, an assumption of the obligations of Tenant under this lease, or in the case of a sublet of less than all of the Premises, such allocable portion thereof as reasonably determined by Landlord.

      (g) Any assignment, subletting, use or occupancy, or transfer shall not operate to relieve the Tenant from any covenant or obligation hereunder, except to the extent, if any, expressly provided for in writing by Landlord, nor be deemed to be a consent to or relieve Tenant from obtaining Landlord's consent to any subsequent assignment, transfer, lien, charge, subletting, use or occupancy. Tenant shall pay all of Landlord's costs, charges and expenses, including attorney's fees incurred in connection with any assignment or sublease requested or made by Tenant.

      13.   Waiver of Certain Claims; Indemnity.

      (a) To the extent not expressly prohibited by law, Landlord and Tenant each releases and waives any and all claims for, and rights to recover, damages against and from the other, and the other's respective agents, partners, shareholders, officers, directors (and, in the case of claims by Tenant, any trustee ("Trustee") holding legal title to the Real Property if same is held in trust) and employees

(collectively, the "Released Parties"), for loss, damage or destruction to any of its property (including the Premises, the Building and their contents), the elements of which are insured against or which would have been insured against had such party suffering such loss, damage or destruction maintained the property or physical damage insurance policies required under Section 20 hereof. In no event shall this clause be deemed, construed or asserted (i) to affect or limit any claims or rights against any Released Parties other than the right to recover damages for loss, damage or destruction to property, or
(ii) to benefit any third party other than the Released Parties.

      (b) To the extent not expressly prohibited by law, Tenant and Landlord (each as to the other the "Indemnitor") agrees to hold harmless and indemnify the other and the other's agents, partners, shareholders, officers, directors, Trustee, and employees (collectively, the "Indemnitees") from any losses, damages, judgments, claims, expenses, costs and liabilities imposed upon or incurred by or asserted against the Indemnitees, including reasonable attorney's fees and expenses, for death or injury that may arise from or be caused directly or indirectly by any negligent act of omission or commission of any willful misconduct of the Indemnitor or any of the Indemnitor's respective agents, partners, or employees. Such third parties shall not be deemed third party beneficiaries of this agreement. In case any action, suit or proceeding is brought against any of the Indemnitees by reason of any such act of the Indemnitor or any of the Indemnitor's respective agents, partners or employees, then the Indemnitor will, at the Indemnitor's expense and at the option of said Indemnitees, by counsel approved by said Indemnitees, resist and defend such action, suit or proceeding.

      14. Damage or Destruction by Casualty. If the Premises or any part of the Building shall be damaged by fire or other casualty and if such damage does not render all or a "substantial portion" (as determined by Landlord) of the Premises or the Building untenantable, then Landlord shall proceed to repair and restore the Premises with reasonable promptness, subject to reasonable delays for insurance adjustments and delays caused by matters beyond Landlord's control. If any such damage renders all or a substantial portion of the Premises or the Building untenantable, Landlord shall, with reasonable promptness after the occurrence of such damage, estimate the length of time that will be required to substantially complete the repair and restoration of such damage and shall by notice advise Tenant of such estimate. If it is so estimated that the amount of time required to substantially complete such repair and restoration will exceed one hundred eighty (180) days from the date such damage occurred, then either Landlord or Tenant (but as to Tenant, only if all or a substantial portion of the Premises are rendered untenantable) shall have the right to terminate this lease as of the date of such damage upon giving notice to the other at any time within twenty (20) days after Landlord gives Tenant the notice containing said estimate (it being understood that Landlord may, if it elects to do so, also give such notice of termination together with the notice containing said estimate). Unless this lease is terminated as provided in the preceding sentence, Landlord shall proceed with reasonable promptness to repair and restore the Premises, subject to reasonable delays for insurance adjustments and delays caused by matters beyond Landlord's control, and also subject to zoning laws and building codes then in effect. Landlord shall have no liability to Tenant, and Tenant shall not be entitled to terminate this lease if such repairs and restoration are not in fact completed within the time period estimated by Landlord, as aforesaid, or within said one hundred eighty (180) days, so long as Landlord shall proceed with reasonable diligence to complete such repairs and restoration. Notwithstanding anything to the contrary herein set forth, (a) Landlord shall have no duty pursuant to this Section 14 to repair or restore any portion of the alterations, additions or improvements made by Tenant in the Premises or to expend for any repair or restoration amounts in excess of insurance proceeds paid to Landlord and available for repair or restoration, and (b) Tenant shall not have the right to terminate this lease pursuant to this Section 14 if the damage or destruction was caused by the act or neglect of Tenant, its agents, partners or employees.

      In the event any such fire or casualty damage not caused by the act or neglect of Tenant, its agents, partners or employees, renders the Premises untenantable and Tenant is not occupying the Premises, and if this lease shall not be terminated pursuant to the foregoing provisions of this Section 14 by reason of such damage, then Rent shall abate during the period beginning with the date of such damage and ending with the date when Landlord completes its repair and restoration. Such abatement shall be in an amount bearing the same ratio to the total amount of Rent for such period as the portion of the Premises not ready for occupancy from time to time bears to the entire Premises. In the event of termination of this lease pursuant to this Section 14, Rent shall be apportioned on a per diem basis and be paid to the date of the fire or casualty.

      15. Eminent Domain. If all or a substantial portion of the Building, or any part thereof which includes all or a substantial portion of the Premises, shall be taken or condemned by any competent authority for any public or quasi-public use or purpose, the Term of this lease shall end upon and not before the date when the possession of the part so taken shall be required for such use or purpose, and without apportionment of the award to or for the benefit of Tenant. If any condemnation proceeding shall be instituted in which it is sought to take or damage any part of the Building, the taking of which would, in Landlord's opinion, prevent the economical operation of the Building, or if the grade of any street or alley adjacent to the Building is changed by any competent authority, and such taking, damage or change of grade makes it necessary or desirable to remodel the Building to conform to the taking, damage or changed grade, Landlord shall have the right to terminate this lease upon not less than ninety (90) days' notice prior to the date of termination designated in the notice. In either of the events above referred to, Rent at the then current rate shall be apportioned as of the date of the termination. No money or other consideration shall be payable by the Landlord to the Tenant for the right of termination, and the Tenant shall have no right to share in the condemnation award, whether for a partial or total taking, for loss of Tenant's leasehold or improvements, or in any judgment for damages caused by the change of grade.

      16.   Default: Landlord's Rights and Remedies.

      (a) If default shall be made in the payment of the Rent or any installment thereof or any other sum required to be paid by Tenant under the terms of any other agreement between Landlord and Tenant, or if a default involves a hazardous condition and is not cured by Tenant immediately upon written notice to Tenant, or if the interest of Tenant in this lease shall be levied or under execution or other legal process, or if any voluntary petition in bankruptcy or for corporate reorganization or any similar relief shall be filed by Tenant, or if any involuntary petition in bankruptcy shall be filed against Tenant under any federal or state bankruptcy or insolvency act and shall not have been dismissed within thirty (30) days from the filing thereof, or if a receiver shall be appointed for Tenant or any of the property of Tenant by any court and such receiver shall not have been dismissed within thirty (30) days from the date of his appointment, or if Tenant shall make an assignment for the benefit of creditors, or if Tenant shall admit in writing Tenant's inability to meet Tenant's debts as they mature, or if Tenant shall abandon or vacate the Premises during the Term, or if default shall be made in the observance or performance of any of the other covenants or conditions in this lease which Tenant is required to observe and perform and such non-monetary default shall continue for ten (10) days after written notice to Tenant, then Landlord may treat the occurrence of any one or more of the foregoing events as a breach of this lease, and thereupon at its option may, with or without notice or demand of any kind to Tenant or any other person, have any one or more of the following described remedies (any of which may be pursued by Landlord in its own name or by and in the name of the beneficiaries of Landlord or the agent of such beneficiaries) in addition to all other rights and remedies provided at law or in equity or elsewhere herein:

            (i) Landlord may terminate this lease and the Term created hereby, in which event Landlord may forthwith repossess the Premises and be entitled to recover forthwith as damages a sum of money equal to the value of the Rent provided to be paid by Tenant for the balance of the original Term, less the rental value of the Premises for said period ("Rental Value"), and plus any other sum of money and damages owed by Tenant to Landlord. Should the Rental Value exceed the value of the Rent provided to be paid by Tenant for the balance of the original Term of the Lease, Landlord shall have no obligation to pay to Tenant the excess or any part thereof.

            (ii) Landlord may terminate Tenant's right of possession and may repossess the Premises by forcible entry and detainer suit, by taking peaceful possession or otherwise, without terminating this lease, in which event Landlord may, but shall be under no obligation to, relet the same for the account of Tenant, for such rent and upon such terms as shall be satisfactory to Landlord. For the purpose of such reletting, Landlord is authorized to decorate or to make any repairs. If Landlord shall fail to relet the Premises, Tenant shall pay to Landlord as damages a sum equal to the amount of the Rent reserved in this lease for the balance of its original Term. If the Premises are relet and a sufficient sum shall not be realized from such reletting after paying all of the costs and expenses of such decorations, repairs, changes, alterations and additions and the other expenses of such reletting and of the collection of the rent accruing therefrom to equal or exceed the Rent provided for in this lease for the balance of its original Term, Tenant shall satisfy and pay such deficiency upon demand therefor from time to time. Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this Section 16 from time to time and that no suit or recovery of any portion due Landlord hereunder shall be any defense to any subsequent action brought for any amount theretofore reduced to judgment in favor of Landlord.

      (b) If Landlord exercises either of the remedies provided for in subparagraphs (i) and (ii) of the foregoing Section 16(a), Tenant shall surrender possession and vacate the Premises immediately and deliver possession thereof to the Landlord, and Landlord may then or at any time thereafter re-enter and take complete and peaceful possession of the Premises, with or without process of law, full and complete license so to do being hereby granted to the Landlord, and Landlord may remove all occupants and property therefrom, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without relinquishing Landlord's right to Rent or any other right given to Landlord hereunder or by operation of law.

      (c) All property removed from the Premises by Landlord pursuant to any provisions of this lease or of law may be handled, removed or stored by the Landlord at the cost and expense of the Tenant, and the Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay Landlord for all expenses incurred by Landlord in such removal and storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control.

  All property not removed from the Premises or retaken from storage by Tenant within thirty (30) days after the end of the Term, however terminated, shall, at Landlord's election, be conclusively deemed to have been conveyed by Tenant to Landlord as by bill of sale without further payment or credit by Landlord to Tenant.

        (d) Tenant shall pay all of Landlord's costs, charges and expenses, including court costs and attorneys' fees, incurred in enforcing Tenant's obligations under this lease or incurred by Landlord in any litigation, negotiation or transactions in which Tenant causes the Landlord, without Landlord's fault, to become involved or concerned.

        (e) In the event that Tenant shall file for protection under any chapter of the Bankruptcy Code now or hereafter in effect, or a trustee-in-bankruptcy shall be appointed for Tenant, Landlord and Tenant agree, to the extent permitted by law, to request that the debtor-in-possession or trustee-in-bankruptcy, if one is appointed, shall assume or reject this lease within sixty (60) days thereafter.

        17.   Subordination.

        (a) Landlord may have heretofore or may hereafter encumber with a mortgage or trust deed the Real Property or any interest therein, and may have heretofore and may hereafter sell and lease back the Land, or any part of the Real Property, and may have heretofore or may hereafter encumber the leasehold estate under such lease with a mortgage or trust deed. (Any such mortgage or trust deed is herein called a "Mortgage" and the holder of any such mortgage or the beneficiary under any such trust deed is herein called a "Mortgagee". Any such lease of the underlying land is herein called a "Ground Lease", and the lessor under any such lease is herein called a "Ground Lessor". Any Mortgage which is a first lien against the Building, the Land, the Real Property, the leasehold estate under a Ground Lease or any interest therein is herein called a "First Mortgage" and the holder or beneficiary of any First Mortgage is herein called a "First Mortgagee".)

        (b) If requested by a Mortgagee or Ground Lessor, Tenant will either
  (i) subordinate its interest in this lease to said Mortgage or Ground Lease, and to any and all advances made thereunder and to the interest thereon, and to all renewals, replacements, supplements, amendments, modifications and extensions thereof, or (ii) make certain of Tenant's rights and interest in this lease superior thereto; and Tenant will promptly execute and deliver such agreement or agreements as may be reasonably required by such Mortgagee or Ground Lessor; provided however, Tenant covenants it will not subordinate this lease to any Mortgage other than a First Mortgage without the prior written consent of the First Mortgagee.

        (c) It is further agreed that (i) if any Mortgage shall be foreclosed, or if any Ground Lease be terminated, (A) the liability of the Mortgagee or purchaser at such foreclosure sale or the liability of a subsequent owner designated as Landlord under this lease shall exist only so long as such Mortgagee, purchaser or owner is the owner of the Building, Land or Real Property, and such liability shall not continue or survive after further transfer of ownership; (B) the Mortgagee or Ground Lessor or their successors or assigns that succeeds to the interest of the Landlord in the Building or the Land, or acquires the right to possession of the Building or the Land, shall not be (1) liable for any act or omission of the party named above (or any successor in title thereto) as the Landlord, under this lease;
  (2) liable for the performance of Landlord's covenants pursuant to the provisions of this lease which arise and accrue prior to such entity succeeding to the interest of Landlord (or any successor in title thereto) under this lease or acquiring such right to possession; (3) subject to any offsets or defenses which Tenant may have at any time against Landlord (or any successor in title thereto); (4) bound by any Rent which the Tenant may have paid previously for more than one (1) month; (5) liable for the performance of any covenant of Landlord under this lease which is capable of performance only by the original Landlord (or any successor in title thereto); and (C) upon request of the Mortgagee, if the Mortgage shall be foreclosed, Tenant will attorn, as Tenant under this lease, to the purchaser at any foreclosure sale under any Mortgage or upon request of the Ground Lessor, if any Ground Lease shall be terminated, Tenant will attorn as Tenant under this lease to the Ground Lessor, and Tenant will execute such instruments as may be necessary or appropriate to evidence such attornment; and (ii) this lease may not be modified or amended so as to reduce the Rent or shorten the Term, or so as to adversely affect in any other respect to any material extent the rights of the Landlord, nor shall this lease be cancelled or surrendered, without the prior written consent, in each instance, of the First Mortgagee or any Ground Lessor.

      (d) Should any prospective First Mortgagee or Ground Lessor require a modification or modifications of this lease, which modification or modifications will not cause an increased cost or expense to Tenant or in any other way materially and adversely change the rights and obligations of Tenant hereunder, in the reasonable judgment of Tenant, then and in such event, Tenant agrees that this lease may be so modified and agrees to execute whatever documents are required therefor and deliver the same to Landlord within ten (10) days following the request therefor. Should any prospective Mortgagee or Ground Lessor require execution of a short form of lease for recording (containing, among other customary provisions, the names of the parties, a description of the Premises and the Term of this lease), Tenant agrees to execute such short form of lease and deliver the same to Landlord within ten (10) days following the request therefor.

      18. Mortgagee and Ground Lessor Protection. Tenant agrees to give any First Mortgagee and any Ground Lessor, by registered or certified mail, a copy of any notice or claim of default served upon the Landlord by Tenant, provided that prior to such notice Tenant has been notified in writing (by way of service on Tenant of a copy of an assignment of Landlord's interests in leases, or otherwise) of the address of such First Mortgagee or Ground Lessor (hereinafter the "Notified Party"). Tenant further agrees that if Landlord shall have failed to cure such default within twenty (20) days after such notice to Landlord (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if Landlord has commenced within such twenty (20) days and is diligently pursuing the remedies or steps necessary to cure or correct such default), then the Notified Party shall have an additional thirty (30) days within which to cure or correct such default (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if such Notified Party has commenced within such thirty (30) days and is diligently pursuing the remedies or steps necessary to cure or correct such default, including the time necessary to obtain possession if possession is necessary to cure or correct such default) before Tenant may exercise any right or remedy which it may have on account of any such default of Landlord.

      19. Default Under Other leases. If the term of any lease, other than this lease, heretofore or hereafter made by Tenant for any space in the Building shall be terminated or terminable after the making of this lease because of any default by Tenant under such other lease, such fact shall empower Landlord, at Landlord's sole option, to terminate this lease by notice to Tenant or to exercise any of the rights or remedies set forth in Section 16.

      20.   Insurance.

      (a) At all times during the Term of this lease, Tenant shall at its sole cost and expense maintain in full force and effect insurance protecting Tenant and Landlord (and Landlord's beneficiaries, if Landlord is ever a land trust), and their respective agents, and any other parties designated by Landlord from time to time, with terms, coverages and in companies at all times satisfactory to Landlord as follows:

            (i) Commercial General Liability Insurance against claims for personal injury, death or property damage occurring in connection with the use and occupancy of the Premises, including contractual liability insuring the indemnification provisions contained in this lease, naming Landlord, and Landlord's mortgagee, principals and principals' beneficiaries, and the management of the Building, as additional insureds, such insurance to afford protection to the limit of not less than Three Million Dollars ($3,000,000.00) for each occurrence and annual aggregate.

            (ii) Workers Compensation Insurance, as required to meet the applicable laws of the state in which the Building is located, and Employers Liability Insurance.

            (iii) At all times when any work is in process in connection with any change or alteration being made by Tenant, Tenant shall require all contractors and subcontractors to maintain the insurance described in (i) and
(ii). Landlord and Landlord's mortgagee, principals and principals' beneficiaries and the management of the Building will be added as additional insureds to such policies, and evidence of same shall be delivered to Landlord.

            (iv) Property insurance on an "all risk" basis (including sprinkler leakage, if applicable) for the full replacement cost of all additions, improvements and alterations to the Premises and of all office equipment, furniture, trade fixtures, merchandise and all other items of Tenant's property on the Premises. Tenant agrees to have such insurance policies endorsed to provide for a waiver of subrogation against Landlord by the insurance carrier.

      Tenant shall, prior to the commencement of the Term hereof and prior to the expiration of any policy, furnish Landlord certificates evidencing that all required insurance is in force and providing that such insurance may not be cancelled or changed without at least thirty (30) days' prior written notice to Landlord and Tenant (unless such cancellation is due to nonpayment of premiums, in which event ten (10) days' prior notice shall be provided).

      (b) Tenant shall comply with all applicable laws and ordinances, all orders and decrees of court and all requirements of other governmental authority and shall not directly or indirectly make any use of the Premises which may thereby be prohibited or be dangerous to person or property or which may jeopardize any insurance coverage, or may increase the cost of insurance or require additional insurance coverage.

      (c) Landlord and Tenant hereby waive all claims of recovery from the other party for loss or damage to any of its property.

      21. Nonwaiver. No waiver of any condition expressed in this lease shall be implied by any neglect of Landlord to enforce any remedy on account of the violation of such condition whether or not such violation be continued or repeated subsequently, and no express waiver shall affect any condition other than the one specified in such waiver and that one only for the time and in the manner specifically stated. Without limiting the provisions of Section 8, it is agreed that no receipt of moneys by Landlord from Tenant after the termination in any way of the Term or of Tenant's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Term or affect any notice given to Tenant prior to the receipt of such moneys. It is also agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any moneys due, and the payment of said moneys shall not waive or affect said notice, suit or judgment.

      22. Estoppel Certificate. Tenant agrees that from time to time upon written request by Landlord, or the holder of any Mortgage or any ground lessor, Tenant (or any permitted assignee, subtenant or other occupant of the Premises claiming by, through or under Tenant) will deliver to Landlord or to the holder of any Mortgage or ground lessor or contract purchaser of an interest in Landlord or in the Building, within ten (10) days after such written request shall have been served upon Tenant, a statement in writing signed by Tenant, addressed to such person or persons as Landlord shall request, certifying (a) that this lease is unmodified and in full force and effect (or if there have been modifications, that the lease as modified is in full force and effect and identifying the modifications); (b)the date upon which Tenant began paying Rent and the dates to which the Rent and other charges have been paid, (c) the date upon which the Term shall end, (d) that the Landlord is not in default under any provision of this lease, or, if in default, the nature thereof in detail; (e) that the Premises have been completed in accordance with the terms hereof and Tenant is in occupancy and paying Rent on a current basis with no rental offsets or claims; (f) that there has been no prepayment of Rent other than that provided for in the lease; (g) the amount of any security deposit made by Tenant or Tenant-successor, (h) that there are no actions, whether voluntary or otherwise, pending against Tenant under the bankruptcy laws of the United States or any State thereof, and (i) such other matters as may be required by the Landlord, holder of a Mortgage, ground lessor or contract purchaser.

      23. Tenant-Corporation or Partnership. In case Tenant is a corporation, Tenant (a) represents and warrants that this lease has been duly authorized, executed and delivered by and on behalf of the Tenant and constitutes the valid and binding agreement of the Tenant in accordance with the terms hereof and (b) if Landlord so requests, it shall deliver to Landlord or its agent, concurrently with the delivery of this lease executed by Tenant, certified resolutions of the board of directors (and shareholders, if required) authorizing Tenant's execution and delivery of this lease and the performance of Tenant's obligations hereunder. In case Tenant is a partnership, Tenant represents and warrants that all of the persons who are general or managing partners in said partnership have executed this lease on behalf of Tenant, or that this lease has been executed and delivered pursuant to and in conformity with a valid and effective authorization therefor by all of the general or managing partners of such partnership, and is and constitutes the valid and binding agreement of the partnership and each and every partner therein in accordance with its terms. Also, it is agreed that each and every present and future general partner in Tenant shall be and remain at all times jointly and severally liable hereunder and that the death, resignation or withdrawal of any partner shall not release the liability of such partner under the terms of this lease unless and until the Landlord shall have consented in writing to such release, Landlord being under no obligation to so consent.

      24. Real Estate Brokers. Tenant represents that Tenant has directly dealt with and only with CB Commercial Real Estate Group, Inc. (whose commission, if any, shall be paid by Landlord pursuant to separate agreement) as broker in connection with this lease and agrees to indemnify and hold Landlord harmless from all damages, liability and expense (including reasonable attorneys' fees) arising from any claims or demands of any other broker or brokers or finders for any commission alleged to be due such broker or brokers or finders in connection with its participating in the negotiation with Tenant of this lease.

      25. Notices. All notices to or demands upon Landlord or Tenant desired or required to be given under any of the provisions hereof shall be in writing. Any notices or demands from Landlord to Tenant shall be deemed to have been given if a copy thereof has been personally delivered to Tenant or Tenant's agent (including without limitation delivery by messenger or courier, with evidence of receipt) or mailed by United States registered or certified mail, return receipt requested, addressed to Tenant at the address of the Premises after Tenant's occupancy of the Premises. If Tenant is a corporation, any notices or demands from Landlord to Tenant also shall be deemed to have been given if a copy thereof is mailed by United States registered or certified mail, return receipt requested, to Tenant's registered agent in Illinois. Any notices or demands from Landlord to Tenant may be signed by Landlord, its beneficiaries, the managing agent for the Building or any agent of any of them. Any notices or demands from Tenant to Landlord shall be deemed to have been given if a copy thereof has been personally delivered to Landlord or the managing agent of the Building (including without limitation delivery by messenger or courier, with evidence of receipt) or mailed by United States registered or certified mail, return receipt requested, to Landlord in care of ARES, Inc. Oak Brook Business Center, 2000 York Road, Suite 106 Oak Brook, Illinois 60521, with a copy to MONY Real Estate Investment Management, 1333 Butterfield Road, Suite 400, Downers Grove, Illinois 60515. Landlord, its beneficiaries, or the managing agent of the Building may, upon notice to Tenant, change either the address for, or the party who shall receive, notices or demands from Tenant to Landlord on Landlord's behalf. All notices to or demands upon Landlord or Tenant mailed by registered or certified mail, return receipt requested, shall be deemed served at the time the same were posted.

      26.   Miscellaneous.

      (a) Each provision of this lease shall extend to and shall bind and inure to the benefit not only of Landlord and Tenant, but also their respective heirs, legal representatives, successors and assigns, but this provision shall not operate to permit any transfer, assignment, mortgage, encumbrance, lien, charge, or subletting contrary to the provisions of Section 12.

      (b) All of the agreements of Landlord and Tenant with respect to the Premises are contained in this lease; and no modification, waiver or amendment of this lease or of any of its conditions or provisions shall be binding upon Landlord unless in writing signed by Landlord.

      (c) Submission of this instrument for examination shall not constitute a reservation of or option for the Premises or in any manner bind Landlord and no lease or obligation on Landlord shall arise until this instrument is signed and delivered by Landlord and Tenant; provided, however, the execution and delivery by Tenant of this lease to Landlord or the agent of Landlord's beneficiary shall constitute an irrevocable offer by Tenant to lease the Premises on the terms and conditions herein contained, which offer may not be revoked for thirty (30) days after such delivery.

      (d) The word "Tenant" whenever used herein shall be construed to mean Tenants or any one or more of them in all cases where there is more than one Tenant; and the necessary grammatical changes required to make the provisions hereof apply either to corporations or other organizations, partnerships or other entities, or individuals, shall in all cases be assumed as though in each case fully expressed. In all cases where there is more than one Tenant, the liability of each shall be joint and several.

      (e) Clauses, plats, and riders, if any, signed by Landlord and Tenant and endorsed on or affixed to this lease are part hereof and in the event of variation or discrepancy the duplicate original hereof, including such clauses, plats and riders, if any, held by Landlord shall control.

      (f) The headings of Sections are for convenience only and do not limit, expand or construe the contents of the Sections.

      (g) The Landlord's title is and always shall be paramount to the title of Tenant, and nothing in this lease contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord.

      (h) Time is of the essence of this lease and of each and all provisions thereof.

      (i) All amounts (including, without limitation, Base Rent and Additional
Rent) owed by Tenant to Landlord pursuant to any provision of this lease shall not be deemed a loan but shall bear interest from the date due until paid at the annual rate equal to three percentage points in excess of the rate of interest announced from time to time by The First National Bank of Chicago at Chicago, Illinois, or any successor thereto, as its corporate base rate, changing as and when said corporate base rate changes, unless a lesser rate shall then be the maximum rate permissible by law with respect thereto, in which event said lesser rate shall be charged.

      (j) The invalidity of any provision of this lease shall not impair or affect in any manner the validity, enforceability or effect of the rest of this lease

      (k) All understandings and agreements, oral or written, heretofore made between the parties hereto are merged in this lease, which alone fully and completely expresses the agreement between Landlord (and its beneficiary and their agents) and Tenant.

      (l) It is acknowledged and agreed by each of the parties hereto, that each has an obligation to the other to mitigate damages, which, it is acknowledged by Landlord, would include Landlord's obligation to mitigate damages in the event of a default by Tenant under the terms and provisions of this lease.

      (m) Tenant, on paying the rent and performing the covenants this lease requires it to perform, may peaceably and quietly have, hold and enjoy the Premises for the Term and any extension or renewal of the Term.

      (n) In the event that a party hereto sues to enforce the provisions this lease as against the other, the prevailing party in such suit shall be entitled to an award for the costs incurred in bringing or defending same, as applicable, including without limitation, reasonable attorney fees.

      27. Delivery of Possession. If the Landlord shall be unable to give possession of the Premises on the date of the commencement of the Term for any reason, Landlord shall not be subject to any liability for failure to give possession. Under such circumstances the Rent reserved and covenanted to be paid herein shall not commence until the Premises are available for occupancy, and no such failure to give possession on the date of commencement of the Term shall affect the validity of this lease or the obligations of the Tenant hereunder, nor shall the same be construed to extend the Term.

      28. Substitution of Premises. At any time hereafter, Landlord may substitute for the Premises other premises (herein called "The New Premises") provided that the New Premises shall be similar to the Premises in area and use for Tenant's purposes and shall be located in the Building. If Tenant is already in occupancy of the Premises, then in addition, Landlord shall pay the expense of Tenant for moving from the Premises to the New Premises and for improving the New Premises so that they are substantially similar to the Premises; such move shall be made during evenings, weekends, or otherwise so as to incur the least inconvenience to Tenant; and Landlord shall first give Tenant at least thirty (30) days notice before making such change. If Landlord shall exercise its right hereunder, the New Premises shall thereafter be deemed for the purposes of this lease as the Premises.

      29. Signs. No signs shall be installed on the exterior of, or adjacent to, the Premises or the Building. All signs which are erected in or on the interior of the Premises shall be in accordance with the building standard designated by Landlord and subject to Landlord's prior written approval. The installation and maintenance of any and all signs by or on behalf of Tenant shall be in full compliance with all applicable laws, ordinances, regulations, rules and orders of any governmental authority having jurisdiction, and Tenant shall obtain all necessary licenses and permits in connection therewith. Tenant shall install and promptly repair, maintain and service all such signs in accordance with proper techniques and procedures, and shall indemnify, hold harmless and defend Landlord from all loss, cost, damage or expense, including attorney's fees, arising out of any claim relating to the installation, existence, operation, maintenance, repair, removal or condition of any such sign. On or before the termination of this lease, Tenant shall, at its sole expense, remove all such signs in a manner satisfactory to Landlord and shall immediately repair, at Tenant's sole expense, any injury or damage caused by removal. All costs and expenses relating to all such signs shall be borne solely by Tenant.

      30. Landlord. The term "Landlord" as used in this lease means only the owner or owners at the time being of Landlord's interest in the Building and the Land so that in the event of any assignment, conveyance or sale, once or successively, of Landlord's interest in the Land and Building, or any assignment of this lease by Landlord, said Landlord making such sale, conveyance or assignment shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder accruing after such conveyance, sale or assignment, and Tenant agrees to look solely to such purchaser, grantee or assignee with respect thereto. This lease shall not be affected by any such conveyance, assignment or sale, and Tenant agrees to attorn to the purchaser, grantee or assignee.

      31. Title and Covenant Against Liens. The Landlord's title is and always shall be paramount to the title of the Tenant and nothing in this lease contained shall empower the Tenant to do any act which can, shall or may encumber the title of the Landlord. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen to be placed upon or against the Real Property any portion thereof including the Premises or against the Tenant's leasehold interest in the Premises and, in case of any such lien attaching, to immediately pay and remove same. Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon the Real Property, Land, Building or Premises, and any and all liens and encumbrances created by Tenant shall attach only to Tenant's interest in the Premises. If any such liens created, caused or permitted by Tenant so attach and Tenant fails to pay and remove same within ten (10) days, Landlord, at its election, may pay and satisfy the same and in such event the sums so paid by Landlord, with interest from the date of payment at the rate set forth in Section 26(i) hereof for amounts owed Landlord by Tenant. Such sums shall be deemed to be additional rent due and payable by Tenant at once without notice or demand.

      32. Exculpatory Provisions. The liability of any Landlord under this lease or any amendment to this lease, or any instrument or document executed in connection with this lease, shall be limited to and enforceable solely against the assets of such Landlord constituting an interest in the Land or Building (including, where the Landlord is a trustee of a land trust, the subject matter of the trust) and not other assets of such Landlord. Assets of a Landlord which is a partnership do not include the assets of the partners of such Landlord, and negative capital account of a partner in a partnership which is a Landlord and an obligation of a partner to contribute capital to the partnership which is Landlord shall not be deemed to be assets of the partnership which is Landlord. No directors, officers, employees or shareholders of any corporation which is Landlord shall have any personal liability arising from or in connection with this lease. At any time during which Landlord is trustee of a land trust, all of the representations, warranties, covenants and conditions to be performed by it under this lease or any documents or instruments executed in connection with this lease are undertaken solely as trustee, as aforesaid, and not individually, and no personal liability shall be assetted or be enforceable against it or any of the beneficiaries under said trust agreement by reason of any of the representations, warranties, covenants or conditions contained in this lease or any documents or instruments executed in connection with this lease.

      IN WITNESS WHEREOF, the parties have caused this lease to be executed on the date first above written.

LANDLORD:
THE MUTUAL LIFE INSURANCE COMPANY
OF NEW YORK

BY:

ITS: VICE PRESIDENT
NAME:

TENANT:
NATIONAL RESTAURANT ENTERPRISES, INC.
d/b/a Ameriking
BY:
ITS:
NAME:

                                   EXHIBIT A






                           DESCRIPTION OF PREMISES






                                      A1

                              [DESCRIPTION OF GRAPHIC]


                           Floor Plan of Enterprise Centre,
                           2215 Enterprise Drive, Westchester, Illinois.

                           As Built-Suite 1503-04
                           Rentable sq. ft: 4,614  Scale: N.T.S.

                           (Compass showing North for site bearing)

                                   EXHIBIT B
                                   BASE RENT


Lease Year      Square Footage  Base Rent per.  Annual Base      Monthly Base
                                   sq. ft.          Rent             Rent
- ----------      --------------  --------------  -----------   ------------------

June 1, 1995 -   4,614           $10.50         $48,447.00        $4,037.25
May 31, 1996

June 1, 1996 -   4,614           $10.92         $50,384.88        $4,198.74
May 31, 1997

June 1, 1997 -   4,614           $11.36         $52,415.04        $4,367.92
May 31, 1998









































                                      B1

                                   EXHIBIT C
                             RULES AND REGULATIONS

                      ATTACHED TO AND MADE A PART OF THE LEASE



The following Rules and Regulations shall be in effect at the Building. Landlord reserves the right to adopt reasonable modifications and additions hereto. In the case of any conflict between these regulations and the Lease, the Lease shall be controlling.

1. Except with the prior written consent of Landlord, no tenant shall conduct any retail sales in or from the Premises, or any business other than that specifically provided for in the Lease.

2. Landlord reserves the right to prohibit personal goods and services vendors from access to the Building except upon such reasonable terms and conditions, including but not limited to a provision for insurance coverage, as are related to the safety, care and cleanliness of the Building, the preservation of good order thereon, and the relief of any financial or other burden on Landlord occasioned by the presence of such vendors or the sale by them of personal goods or services to a tenant or its employees. If reasonably necessary for the accomplishment of these purposes, Landlord may exclude a particular vendor entirely or limit the number of vendors who may be present at any one time in the Building. The term "personal goods or services vendors" means persons who periodically enter the Building of which the Premises are a part for the purpose of selling goods or services to a tenant, other than goods or services which are used by a tenant only for the purpose of conducting its business on the Premises. "Personal goods or services" include, but are not limited to, drinking water and other beverages, food, barbering services, and shoeshining services.

3. The sidewalks, halls, passages, elevators and stairways shall not be obstructed by any tenant or used by it for any purpose other than for ingress to and egress from their respective Premises. The halls, passages, entrances, elevators, stairways, balconies, janitorial closets, and roof are not for the use of the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals only for the purpose of conducting its business on the Premises (such as clients, customers, office suppliers and equipment vendors, and the like) unless such persons are engaged in illegal activities. No tenant and no employees of any tenant shall go upon the roof of the Building without the written consent of Landlord.

4. The sashes, sash doors, windows, glass lights, and any lights or skylights that reflect or admit light into the halls or other places of the Building shall not be covered or obstructed. The toilet rooms, water and wash closets and other water apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage, resulting from the violation of this rule shall be borne by the tenant who, or whose clerks, agents, employees, or visitors, shall have caused it.

5. No sign, advertisement or notice visible from the exterior of the Premises or Building shall be


                                       C1
      inscribed, painted or affixed by Tenant on any part of the Building or the Premises without the prior written consent of Landlord. If Landlord shall have given such consent at any time, whether before or after the execution of this Lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of this Lease, and shall be deemed to relate only to the particular sign, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to each and every such sign, advertisement or notice other than the particular sign, advertisement or notice, as the case may be, so consented to by Landlord.

6. In order to maintain the outward professional appearance of the Building, all window coverings to be installed at the Premises shall be subject to Landlord's prior reasonable approval. If Landlord, by a notice in writing to Tenant, shall object to any curtain, blind, shade or screen attached to, or hung in, or used in connection with, any window or door of the Premises, such use of such curtain, blind, shade or screen shall be forthwith discontinued by Tenant. No awnings shall be permitted on any part of the Premises.

7. Tenant shall not do or permit anything to be done in the Premises, or bring or keep anything therein, which shall in any way increase the rate of fire insurance on the Building, or on the property kept therein, or obstruct or interfere with the rights of other tenants, or in any way injure or annoy them; or conflict with the regulations of the Fire Department or the fire laws, or with any insurance policy upon the Building, or any part thereof, or with any rules and ordinances established by the Board of Health or other governmental authority.

8. No safes or other objects larger or heavier than the freight elevators of the Building are limited to carry shall be brought into or installed in the Premises. Landlord shall have the power to prescribe the weight, method of installation and position of such safes or other objects. The moving of safes shall occur only between such hours as may be designated by, and only upon previous notice to, the manager of the Building, and the persons employed to move safes in or out of the Building must be acceptable to Landlord. No freight, furniture or bulky matter of any description shall be received into the Building or carried into the elevators except during hours and in a manner approved by Landlord.

9. Landlord shall clean the Premises as provided in the Lease, and except with the written consent of Landlord, no person or persons other than those approved by Landlord will be permitted to enter the Building for such purpose, but Tenant shall not cause unnecessary labor by reason of Tenant's carelessness and indifference in the preservation of good order and cleanliness.

10. No tenant shall sweep or throw or permit to be swept or thrown from the Premises any dirt or other substance into any of the corridors or halls or elevators, or out of the doors or windows or stairways of the Building, and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be kept in or about the Building. Smoking or carrying lighted cigars or cigarettes in the elevators of the Building is prohibited.

11. Except for the use of microwave ovens and coffee makers for Tenant's personal use, no cooking


                                       C2
      shall be done or permitted by Tenant on the Premises, nor shall the Building be used for lodging.

12. Tenant shall not use or keep in the Building any kerosene, gasoline, or inflammable fluid or any other illuminating material, or use any method of heating other than that supplied by Landlord.

13. If Tenant desires telephone or telegraph connections, Landlord will direct electricians as to where and how the wires are to be introduced. No boring or cutting for wires or other otherwise shall be made without directions from Landlord.

14. Each tenant, upon the termination of its tenancy, shall deliver to Landlord all the keys of offices, rooms and toilet rooms, and security access card/keys which shall have been furnished such tenant or which such tenant shall have had made, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

15. No Tenant shall lay linoleum or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except by a paste, or other material which may easily be removed with water, the use of cement or other similar adhesive materials being expressly prohibited. The method of affixing any such linoleum or other similar floor covering to the floor, as well as the method of affixing carpets or rugs to the Premises shall be subject to reasonable approval by Landlord. The expense of repairing any damage resulting from a violation of this rule shall be borne by Tenant by whom, or by those agents, clerks, employees or visitors, the damage shall have been caused.

16. No furniture, packages or merchandise will be received in the Building or carried up or down in the elevators, except between such Building hours and in such elevators as shall be designated by Landlord.

17. On Saturdays, Sundays and legal holidays, and on other days between the hours of 5:00 p.m. and 8:00 a.m. access to the Building or to the halls, corridors, elevators or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the building watchman, if any, in charge and has a pass or is properly identified. Landlord shall in no case be liable for damages for the admission to or exclusion from the Building of any person whom Landlord has the right to exclude under Rule 3 above. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right but shall not be obligated to prevent access to the Building during the continuance of the same by closing the doors or otherwise, for the safety of the tenants and protection of property in the Building.

18. Tenant shall see that the windows and doors of the Premises are closed and securely locked before leaving the Building and Tenant shall exercise extraordinary care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave the Building, and that all electricity, gas or air shall likewise be carefully shut off, so as to prevent waste or damage, and for any default or carelessness Tenant shall make good all injuries sustained by other tenants or occupants of the Building or Landlord.

19. Tenant shall not alter any lock or install a new or additional lock or any bolt on any door of the Premises without prior written consent of Landlord. If Landlord shall give its consent, Tenant shall in each case furnish Landlord with a key for any such lock.


                                       C3

20. Tenant shall not install equipment, such as but not limited to electronic tabulating or computer equipment, requiring electrical or air conditioning service in excess of those to be provided by Landlord under the Lease.

21. No bicycle, or shopping cart, or other vehicle or any animal shall be brought into the Premises or the halls, corridors, elevators or any part of the Building by Tenant.

22. Landlord shall have the right to prohibit the use of the name of the Building or Project or any other publicity by Tenant which in Landlord's opinion tends to impair the reputation of the Building or Project or their desirability for other tenants, and upon written notice from Landlord, Tenant will refrain from or discontinue such publicity.

23. Tenant shall not erect any aerial or antenna on the roof or exterior walls of the Premises, Building, or Project without the prior written consent of Landlord.



































                                       C4

                                    EXHIBIT D
                              CONSTRUCTION WORK LETTER

      This Construction Work Letter is attached to and made a part of that certain lease captioned "Office Lease" dated April 17, 1993

      1.a. Space Plans. Tenant has hereby approved those space plans dated March 29, 1995 prepared by Herreras Design Associates ("Architect").

      b. Working Drawings. Tenant shall cause to be prepared "Working Drawings" based upon the approved space plans. The Working Drawings shall include architectural, mechanical and electrical drawings.

      c. Costs. Tenant has solicited specific trade costs and shall provide to Landlord an estimate of the cost to complete the "Tenant Improvements" ("Cost(s)"). This Cost shall include all items necessary to be expended to perform the Tenant Improvements. This Cost may include (however is not limited to) general contractor hard and soft costs, overhead and profit, general conditions, sales tax, permit fees, electrical engineering, mechanical engineering, supervisory fees and space planning fees. Tenant in its own name and not on behalf of Landlord, shall contract directly for the Tenant Improvements to be performed.

      2. Landlord's Allowance. Landlord shall be responsible for no more than $69,210.00 of the Costs for the Tenant Improvements (calculated at the rate of $15.00 per square foot of the Premises, the "Allowance"). Except as hereinafter provided, Tenant shall be solely responsible for all costs for the Tenant Improvements which exceed the Allowance. In the event that the Costs are less than the Allowance, any excess of the Allowance over the Costs shall accrue to and for the benefit of Landlord and Tenant shall have no claim to same. In addition to the Allowance, Landlord will pay up to $1,500.00 for architectural fees incurred by Landlord. Any architectural fees incurred by Landlord in excess of $1,500.00 shall be charged against the Allowance.

      3. Representatives. Both Landlord and Tenant shall each identify to the other in writing two individuals who have the responsibility to make changes or decisions as it relates to all items contained in the Work Schedule including without limitation any changes which may cause an increase in Cost of Tenant Improvements or a delay in occupancy.

      4. Supervisory Fee. Landlord shall receive a fee equal to five percent (5%) of the Costs to compensate Landlord for its time, costs and expenses to be incurred in supervising the Tenant Improvement work. The aforesaid fee shall not be payable from the Allowance, nor shall Tenant be responsible for payment of same.

      5. Disbursement Procedure.

            a. Initial Deliveries. Except as otherwise hereinafter required by Landlord, and except as otherwise provided in this lease all requests for disbursement of Allowance monies to pay for the Tenant Improvements shall be made by Tenant. At least ten (10) business days in advance of the first request of the Tenant to Landlord for disbursement of Allowance monies towards payment of the Tenant Improvements, Tenant shall deliver or cause to be delivered to Landlord for its review the following:


                                       D1

            (i) copies of all contracts with contractors, suppliers, engineers or consultants for the design and/or construction of the Tenant Improvements and the materials to be utilized in connection therewith;

            (ii) a statement certified by Tenant disclosing the various contracts entered into, and/or to be entered into, with respect to the Tenant Improvements and setting forth the names of contractors, their addresses, work and materials to be furnished, amounts of the contracts, amounts paid to date, amounts of current payments, balances due and reconciliation of the cost of the various contracts entered into by the Tenant with the Improvement budget (the "Tenant's Sworn Statement"); and

            (ii) a statement certified by the Tenant's general contractor disclosing the various contracts entered into, and/or to be entered into, with respect to the Tenant Improvements and setting forth the names of contractors, their addresses, work and materials to be furnished, amounts of the contracts, amounts paid to date, amounts of current payments, balances due and reconciliation of the cost of the various contracts entered into by the general contractor with the Improvement budget (the "General Contractor's Sworn Statement").

            b. Draw Request Documents. At least ten (10) business days prior to the date of each requested disbursement of Allowance monies for payment for the Tenant Improvements, Tenant shall deliver the following documents with respect to such request ("Disbursement Request Documents") to Landlord:

            (i) a written certification from Tenant requesting the amount of the disbursement and requesting landlord to disburse such amount;

            (ii) a disbursement request summary form completed and certified by Tenant showing items, on a line item by line item basis, of the various cost components comprising the Tenant Improvements, with amounts previously paid, amounts presently requested for disbursement, and remaining amounts to be disbursed;

            (iii) a current (i.e. as of the date of the disbursement request) Tenant's Sworn Statement and General Contractors Sworn Statement;

            (iv) a certification from the Tenant, the general contractor, the Tenant's architect, and the landlord's architect if required by Landlord, that the work and materials for which payment is requested have been performed, installed or delivered;

            (v) partial, or if payment in full is made final, lien waivers or releases of lien for all lienable work done (i.e. performed to date and for which payment has been previously made); and,

            (vi) such other documentation and/or undertaking, as reasonably required by Landlord.

            c. Monthly. Landlord shall make disbursements of Allowance monies for payment of the Tenant Improvements either directly to the contractors and materialmen or to Tenant for payment to the contractors and materialmen.

      Disbursements shall be made not more frequently than once a month, provided: (i) no default


                                       D2
exists hereunder; (ii) Landlord has approved the Disbursement Request Documents in writing; and (iii) if required by Landlord, Landlord has received Tenant's written certification addressed to Landlord that no additional contracts have been let since the submission of Tenant's Sworn Statement.

       In addition to the aforesaid provisions, disbursements for the final costs of the Tenant Improvements shall be subject to Landlord receiving and approving the following: (i) copies of all licenses and permits necessary for the lawful occupancy of the Tenant Improvements; (ii) certification from each of the Tenant, Tenant's architect and the general contractor that the Tenant Improvements have been substantially completed in accordance with the Working Drawings; and (iii) a certification from Landlord's architect that the Tenant Improvements have been completed in accordance with the Working Drawings.

              d. Amount of Disbursements. Subject to "Retainage" (hereinafter defined), Landlord shall disburse the Allowance monies pro rata in accordance with the quotient obtained (to be converted to a percentage, hereinafter "Landlord's Disbursement Percentage" which percentage shall never exceed 100%) by dividing the Allowance monies by the total Cost of the Tenant Improvements. Subject to the provisions hereof, upon each request by Tenant for disbursement of Allowance monies, Landlord shall disburse, to the extent of available Allowance monies, an amount equal to the product of the Landlord's Disbursement Percentage times the costs of the Tenant Improvements the subject of the then current disbursement request.

              e. Retainage. Each disbursement of Allowance monies shall be subject to a holdback by Landlord, and such percentage shall be separately accounted for by Landlord, of ten percent (10%) of the Costs (the "Retainage") as set forth on the General Contractor's Sworn Statement. Retainage shall be disbursed upon substantial completion of the work (subject, however, to a further holdback for "Punchlist Items" (hereinafter defined)) in the amount of one hundred fifty percent (150%) of the cost to complete such items as determined in the manner hereinafter provided).

              f. Punchlist Procedure. At the time that Tenant seeks disbursement of the final Allowance monies and release of Retainage, Tenant shall schedule with Landlord, Landlord's architect if required by Landlord, and the general contractor, a walk through of the Premises for the purpose of determining unperformed Improvement work and improperly performed Improvement work (the "Punchlist Items"). The Tenant and Landlord shall jointly determine and set forth in writing signed by both Tenant and Landlord the Punchlist Items and the cost and expense of completing same.

              g. Lien Free Completion. Tenant covenants and agrees to complete the Tenant Improvements in a good and workmanlike manner. Upon completion of the Tenant Improvements, Tenant shall provide Landlord with a copy of the certificate of occupancy for the Premises as improved by the Tenant Improvements together with final lien waivers for same. In connection with the Tenant Improvements, Tenant shall keep the Premises and the Project free of mechanics liens and the like. If any such liens are created, caused or permitted by Tenant to attach and Tenant falls to pay and remove same within ten (10) days of attachment of same, Landlord, at its election, may pay and satisfy same and in such event the sums so paid by Landlord, with interest from the date of payment at the rate set forth in this Lease for amounts owed Landlord by Tenant, shall be additional rent due and payable by Tenant at once without notice or demand. In the event that any such liens are created, caused or permitted by Tenant to attach, Landlord may, regardless of whether Tenant is or is not in default under this Lease, withhold from any undisbursed portion of the Allowance an amount equal to 150% of the amount of such


                                      D3
lien or liens, or alternatively, landlord may pay and satisfy same out of any undisbursed Allowance monies. Notwithstanding the foregoing provision to the contrary, Tenant shall have the right to contest in good faith any such liens with respect to which it is obligated to remove as above set forth, provided that Tenant: (i) advises Landlord of its intent to contest same, (ii) deposits with Landlord within the ten (10) day period described above, monies, or money equivalents acceptable to Landlord, equal to one hundred and fifty percent (150%) of the amount of the lien and all penalties and interest on such lien that may accrue or be payable, and (iii) diligently and in good faith proceeds with the prosecution of same.

            h. Definition of Substantial Completion. For purpose of this Lease, the term "substantial completion" shall mean the earlier to occur of: (i) that date on which the certificate of occupancy is issued for the Premises, and (ii) that date on which Tenant's architect, and if required by Landlord, Landlord's architect, certifies to Landlord that the Tenant Improvements have been sufficiently complete, in accordance with the Working Drawings, so that Tenant can lawfully occupy the Premises for the use for which it is intended.


                                       D4

TENANT: NATIONAL RESTAURANT ENTERPRISES, INC. D/B/A AMERIKING


PROPERTY:
ENTERPRISE OFFICE CENTRE
2215 ENTERPRISE DRIVE
WESTCHESTER, ILLINOIS

SUITE: 1503

PREMISES RENTABLE SQUARE FOOTAGE: 4,614

TERM OF LEASE: JUNE 1, 1995 TO JUNE 30, 1998 (THREE YEARS AND ONE MONTH)

DATE OF LEASE: APRIL 17, 1995
DATE OF THE FIRST AMENDMENT TO LEASE: DECEMBER 6, 1995





                                       FIRST AMENDMENT TO LEASE
                                  (PERTAINING TO EXTENSION OF TERM)

                                              BETWEEN

                            THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

                                                 AND

                                NATIONAL RESTAURANT ENTERPRISES, INC.
                                          (D/B/A AMERIKING)






                               TABLE OF CONTENTS


 1.01 Incorporation.......................................................1

 1.02 Defined Terms.......................................................1

 2.01 Amendment of Lease..................................................1
       (a) Extension of Term..............................................1
       (b) Base Rent for Premises.........................................1

 3.01 Effective Date......................................................2

 3.02 Confirmation........................................................2

 3.03 Authorization.......................................................2

 3.04 Limitation..........................................................2

 3.05 Broker..............................................................2






                            FIRST AMENDMENT TO LEASE
                                    BETWEEN
                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                      AND
                     NATIONAL RESTAURANT ENTERPRISES, INC.
                               (D/B/A AMERIKING)

        THIS FIRST AMENDMENT TO LEASE (this "Amendment") is entered into as of December 6, 1995 by and between THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK (hereinafter "Landlord") and NATIONAL RESTAURANT ENTERPRISES, INC. D/B/A AMERIKING (hereinafter "Tenant").

                                   RECITALS:

         A. Landlord and Tenant entered into that certain lease agreement dated April 17, 1995 and captioned "Office Lease" (the "Lease") pertaining to the premises therein described consisting of 4,614 rentable square feet (the "Premises").

        B. Tenant wishes to extend the term of the Lease to June 30, 1998.

        C. Landlord is willing to extend the terms of the Lease, in accordance with and subject to, the terms and provisions of this Amendment.

        NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledge, Landlord and Tenant agree as follows:

                                   ARTICLE I
                           Incorporated/Defined Terms


        1.01 Incorporation. The preambles to this Amendment are fully incorporated herein by this reference thereto with the same force and effect as though restated herein.

        1.02 Defined Terms. To the extent not otherwise defined herein to the contrary, all capitalized terms and phrases used in this Amendment shall have the respective meanings ascribed to them in the Lease.

                                   ARTICLE II
                               Amendment of Lease

        2.01 Amendment of Lease. The Lease is amended and modified as set forth in this Article II effective as of the date of this Amendment, unless specifically set forth to the contrary hereinbelow contained.

        (a) Extension of Term. The term of the Lease is extended to June 30, 1998, and the Lease shall be read accordingly.

        (b) Base Rent for Premises. Base Rent under the Lease for the Premises for that portion of the term of the Lease consisting of the one (1) month extension of the term to June 30, 1998 shall be as set forth in the following Premises Base Rent Table:





PREMISES BASE RENT TABLE:

Lease period    Premises     Base Rent Per    Annualized Base  Monthly Base
                             Square Foot      Rent             Rent

June 1, 1998 to   4,614       $11.36           $52,415,04       $4,367.92
June 30, 1998

                                  ARTICLE III
                                 Miscellaneous

        3.01 Effective Date. Except as to those provisions herein specifically stated to the contrary, if any, the terms and provisions of this Amendment are effective as of the date of this Amendment.

        3.02 Confirmation. The terms and provisions of the Lease as modified hereby are hereby, adopted, ratified, and confirmed by the parties hereto.

        3.03 Authorization. The undersigned individual executing this Amendment does hereby represent and warrant to Landlord that he is fully empowered and authorized to execute this Amendment on hebalf of Tenant.

        3.04 Limitation. The liability of Landlord under this Amendment, the Lease or any amendment to this Lease, or any instrument or document executed in connection with this Lease, shall be limited to and enforceable solely against the assets of such Landlord constituting an interest in the Building (including, where the Landlord is a trustee of a land trust, the subject matter of the trust) and not other assets of such Landlord. Assets of a Landlord which is a partnership do not include the assets of the partners of such Landlord, and negative capital account of a partner in a partnership which is Landlord shall not be deemed to be assets of the partnership which is Landlord. No directors, officers, employees or shareholders of any corporation which is Landlord shall have any personal liability arising from or in connection with this Lease. At any time during which Landlord is trustee of a land trust, all of the representations, warranties, covenants and conditions to be performed by it under this Lease or any documents or instruments executed in connection with this Lease are undertaken solely as trustee, as aforesaid, and not individually, and no personal liability shall be asserted or be enforceable against it or any of the beneficiaries under said trust agreement by reason of any of the representations, warranties, covenants or conditions contained in this Lease or any documents of instruments executed in connection with this Lease.

        3.05 Broker. Tenant represents that Tenant has directly dealt with and only with Advantage Real Estate Services, Inc. and CB Commercial Real Estate Group, Inc. (whose commission, if any, shall be paid by Landlord pursuant to separate agreement) as broker in connection with this lease and agrees to indemnify and hold Landlord harmless from all damages, liability and expense (including reasonable attorneys' fees) arising from any claims or demands of any other broker or brokers or finders for any commission alleged to be due such broker or brokers or finders in connection with its participating in the negotiation with Tenant of this lease.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

LANDLORD:
THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
BY:_________________________
ITS_________________________
NAME________________________         DATE:___________

TENANT:
NATIONAL RESTAURANT ENTERPRISES, INC.
D/B/A AMERIKING

BY:__________________________
ITS:_________________________
NAME:________________________        DATE:___________